UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

NOV    11.30.18

ANNUAL REPORT

AB DISCOVERY VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

ANNUAL REPORT

January 15, 2019

This report provides management’s discussion of fund performance for AB Discovery Value Fund for the annual reporting period ended November 30, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB DISCOVERY VALUE FUND[1]
Class A Shares	-5.57%	-2.57%
Class B Shares[2]	-5.57%	-2.68%
Class C Shares	-5.93%	-3.31%
Advisor Class Shares[3]	-5.43%	-2.34%
Class R Shares[3]	-5.74%	-3.01%
Class K Shares[3]	-5.60%	-2.69%
Class I Shares[3]	-5.43%	-2.35%
Class Z Shares[3]	-5.39%	-2.25%
Primary Benchmark: Russell 2500 Value Index	-3.82%	-1.07%
Russell 2500 Index	-3.46%	1.41%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2018, by 0.03% and 0.04%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, in addition to the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended November 30, 2018.

During both periods, all share classes underperformed the primary benchmark and the Russell 2500 Index, before sales charges. In the 12-month period, security selection in the consumer discretionary, financials and materials sectors detracted from performance, relative to the benchmark. Security selection in the technology, health care and real estate sectors contributed.

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During the six-month period, security selection in the financials, energy and consumer discretionary sectors detracted from performance. Security selection in the health care, technology and real estate sectors contributed.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2018, US stocks gained while non-US and emerging-market equities declined. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. Although US stocks benefited from corporate tax reform early in the period, and strong earnings and economic data throughout, investor sentiment globally turned negative on fears of rising interest rates, worsening trade wars and slowing global growth. The US Federal Reserve (the “Fed”) raised interest rates four times during the period and began to formally reduce its balance sheet, as widely expected. However, the Fed surprised investors at the end of the period with dovish commentary, causing the market to price in fewer rate hikes for 2019.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on

(continued on next page)

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individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US; the Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB DISCOVERY VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2008 TO 11/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Discovery Value Fund Class A shares (from 11/30/2008 to 11/30/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB DISCOVERY VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.57%	-6.70%
5 Years	7.32%	6.39%
10 Years	14.91%	14.41%
CLASS B SHARES
1 Year	-2.68%	-6.32%
5 Years	7.22%	7.22%
10 Years[1]	14.80%	14.80%
CLASS C SHARES
1 Year	-3.31%	-4.21%
5 Years	6.53%	6.53%
10 Years	14.09%	14.09%
ADVISOR CLASS SHARES[2]
1 Year	-2.34%	-2.34%
5 Years	7.61%	7.61%
10 Years	15.24%	15.24%
CLASS R SHARES[2]
1 Year	-3.01%	-3.01%
5 Years	6.92%	6.92%
10 Years	14.57%	14.57%
CLASS K SHARES[2]
1 Year	-2.69%	-2.69%
5 Years	7.25%	7.25%
10 Years	14.90%	14.90%
CLASS I SHARES[2]
1 Year	-2.35%	-2.35%
5 Years	7.62%	7.62%
10 Years	15.26%	15.26%
CLASS Z SHARES[2]
1 Year	-2.25%	-2.25%
5 Years	7.70%	7.70%
Since Inception[3]	8.53%	8.53%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.13%, 1.91%, 1.87%, 0.88%, 1.53%, 1.22%, 0.86% and 0.79% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-18.82%
5 Years	3.07%
10 Years	11.96%
CLASS B SHARES
1 Year	-18.34%
5 Years	3.86%
10 Years[1]	12.35%
CLASS C SHARES
1 Year	-16.58%
5 Years	3.21%
10 Years	11.64%
ADVISOR CLASS SHARES[2]
1 Year	-14.98%
5 Years	4.25%
10 Years	12.77%
CLASS R SHARES[2]
1 Year	-15.56%
5 Years	3.58%
10 Years	12.11%
CLASS K SHARES[2]
1 Year	-15.32%
5 Years	3.89%
10 Years	12.43%
CLASS I SHARES[2]
1 Year	-15.05%
5 Years	4.25%
10 Years	12.79%
CLASS Z SHARES[2]
1 Year	-14.98%
5 Years	4.33%
Since Inception[3]	5.65%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$944.30	$5.31	1.09%	$5.36	1.10%
Hypothetical**	$1,000	$1,019.60	$5.52	1.09%	$5.57	1.10%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class B
Actual	$1,000	$944.30	$6.00	1.23%	$6.00	1.23%
Hypothetical**	$1,000	$1,018.90	$6.23	1.23%	$6.23	1.23%
Class C
Actual	$1,000	$940.70	$9.00	1.85%	$9.00	1.85%
Hypothetical**	$1,000	$1,015.79	$9.35	1.85%	$9.35	1.85%
Advisor Class
Actual	$1,000	$945.70	$4.10	0.84%	$4.15	0.85%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%	$4.31	0.85%
Class R
Actual	$1,000	$942.60	$7.35	1.51%	$7.35	1.51%
Hypothetical**	$1,000	$1,017.50	$7.64	1.51%	$7.64	1.51%
Class K
Actual	$1,000	$944.00	$5.85	1.20%	$5.85	1.20%
Hypothetical**	$1,000	$1,019.05	$6.07	1.20%	$6.07	1.20%
Class I
Actual	$1,000	$945.70	$4.10	0.84%	$4.10	0.84%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%	$4.26	0.84%
Class Z
Actual	$1,000	$946.10	$3.76	0.77%	$3.76	0.77%
Hypothetical**	$1,000	$1,021.21	$3.90	0.77%	$3.90	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,947.8

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Reinsurance Group of America, Inc. – Class A	$58,038,910	2.0%

Everest Re Group Ltd.	53,034,036	1.8

Zions Bancorp NA	52,419,131	1.8

Finisar Corp.	48,699,040	1.7

Alaska Air Group, Inc.	45,625,888	1.5

Camden Property Trust	45,290,355	1.5

Genpact Ltd.	45,162,057	1.5

American Campus Communities, Inc.	44,003,392	1.5

CubeSmart	42,743,231	1.5

Alliant Energy Corp.	42,588,938	1.4

	$477,604,978	16.2%

1	All data are as of November 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

November 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.6%
Financials – 22.5%
Banks – 10.5%
Associated Banc-Corp.	1,224,359	$28,368,398
Comerica, Inc.	427,988	33,888,090
Huntington Bancshares, Inc./OH	1,853,534	27,043,061
Sterling Bancorp/DE	1,871,149	36,113,176
Synovus Financial Corp.	722,596	27,321,355
Texas Capital Bancshares, Inc.(a)	514,961	30,722,573
Umpqua Holdings Corp.	1,984,768	38,186,936
Webster Financial Corp.	567,924	34,171,987
Zions Bancorp NA	1,077,253	52,419,131

		308,234,707

Consumer Finance – 0.8%
OneMain Holdings, Inc.(a)	759,957	22,243,942

Insurance – 8.8%
American Financial Group, Inc./OH	325,451	33,313,164
Everest Re Group Ltd.	238,806	53,034,036
First American Financial Corp.	712,822	34,450,687
Hanover Insurance Group, Inc. (The)	185,128	21,236,033
Old Republic International Corp.	1,588,252	35,815,083
Reinsurance Group of America, Inc. – Class A	388,532	58,038,910
Selective Insurance Group, Inc.	369,380	24,515,751

		260,403,664

Thrifts & Mortgage Finance – 2.4%
BankUnited, Inc.	1,120,306	38,695,369
Essent Group Ltd.(a)	853,734	32,919,983

		71,615,352

		662,497,665

Information Technology – 15.4%
Communications Equipment – 2.8%
Finisar Corp.(a)	2,085,612	48,699,040
NetScout Systems, Inc.(a)	1,253,666	33,573,176

		82,272,216

Electronic Equipment, Instruments & Components – 2.9%
Anixter International, Inc.(a)	292,752	18,724,418
Avnet, Inc.	926,654	40,605,978
CDW Corp./DE	173,291	16,060,610
Sanmina Corp.(a)	375,185	10,145,002

		85,536,008

IT Services – 3.7%
Amdocs Ltd.	480,289	31,175,559
Booz Allen Hamilton Holding Corp.	653,918	33,552,533
Genpact Ltd.	1,486,572	45,162,057

		109,890,149

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.4%
Cypress Semiconductor Corp.	2,084,384	$28,972,938
MaxLinear, Inc. – Class A(a)	1,052,332	21,467,573
Mellanox Technologies Ltd.(a)	198,093	18,388,973

		68,829,484

Software – 2.2%
Nuance Communications, Inc.(a)	1,690,169	27,025,802
Verint Systems, Inc.(a)	837,022	38,025,910

		65,051,712

Technology Hardware, Storage & Peripherals – 1.4%
NCR Corp.(a)	1,525,157	42,262,100

		453,841,669

Industrials – 15.2%
Air Freight & Logistics – 0.7%
Atlas Air Worldwide Holdings, Inc.(a)	366,808	19,532,526

Airlines – 3.9%
Alaska Air Group, Inc.	622,794	45,625,888
Hawaiian Holdings, Inc.	798,488	32,051,308
SkyWest, Inc.	664,688	38,339,204

		116,016,400

Commercial Services & Supplies – 0.8%
Steelcase, Inc. – Class A	1,489,628	24,131,974

Construction & Engineering – 3.8%
AECOM(a)	741,292	23,839,951
Granite Construction, Inc.	541,763	27,429,461
Quanta Services, Inc.(a)	1,034,873	36,324,042
Tutor Perini Corp.(a)	1,278,973	23,801,687

		111,395,141

Electrical Equipment – 2.2%
EnerSys	359,299	31,391,954
Regal Beloit Corp.	431,880	33,764,378

		65,156,332

Machinery – 2.3%
Oshkosh Corp.	471,636	33,641,796
SPX FLOW, Inc.(a)	386,339	14,499,303
Terex Corp.	612,935	20,263,631

		68,404,730

Trading Companies & Distributors – 1.5%
BMC Stock Holdings, Inc.(a)	1,045,549	17,784,789
MRC Global, Inc.(a)	1,657,377	26,070,540

		43,855,329

		448,492,432

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Real Estate – 10.5%
Equity Real Estate Investment Trusts (REITs) – 10.5%
American Campus Communities, Inc.	1,003,956	$44,003,392
Camden Property Trust	475,939	45,290,355
CubeSmart	1,372,615	42,743,231
Empire State Realty Trust, Inc. – Class A	2,373,633	38,429,118
MGM Growth Properties LLC – Class A	955,465	27,221,198
Park Hotels & Resorts, Inc.	1,069,750	32,969,695
STAG Industrial, Inc.	1,427,995	38,255,986
Sun Communities, Inc.	393,948	41,009,987

		309,922,962

Consumer Discretionary – 8.8%
Auto Components – 1.4%
Cooper-Standard Holdings, Inc.(a)	289,376	21,159,173
Lear Corp.	151,049	20,580,426

		41,739,599

Diversified Consumer Services – 1.6%
Houghton Mifflin Harcourt Co.(a)	2,003,612	19,935,939
Sotheby’s(a)	661,752	26,463,463

		46,399,402

Hotels, Restaurants & Leisure – 1.2%
Bloomin’ Brands, Inc.	1,803,411	35,256,685

Household Durables – 1.8%
Lennar Corp. – Class A	694,812	29,689,317
Taylor Morrison Home Corp. – Class A(a)	1,455,354	24,610,036

		54,299,353

Specialty Retail – 2.1%
Michaels Cos., Inc. (The)(a)	1,721,838	29,219,591
Signet Jewelers Ltd.	609,452	32,118,120

		61,337,711

Textiles, Apparel & Luxury Goods – 0.7%
Skechers U.S.A., Inc. – Class A(a)	706,623	19,078,821

		258,111,571

Energy – 7.2%
Energy Equipment & Services – 3.5%
Dril-Quip, Inc.(a)	514,995	20,218,704
Helix Energy Solutions Group, Inc.(a)	1,615,444	13,246,641
Oil States International, Inc.(a)	1,003,607	22,500,869
Patterson-UTI Energy, Inc.	1,737,189	24,112,183
RPC, Inc.(b)	1,690,502	22,111,766

		102,190,163

Oil, Gas & Consumable Fuels – 3.7%
HollyFrontier Corp.	308,368	19,263,749
Oasis Petroleum, Inc.(a)	2,623,070	18,728,720

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

QEP Resources, Inc.(a)	3,687,501	$29,610,633
SM Energy Co.	1,208,926	24,662,090
SRC Energy, Inc.(a)	3,058,741	17,648,936

		109,914,128

		212,104,291

Utilities – 5.4%
Electric Utilities – 3.5%
Alliant Energy Corp.	938,289	42,588,938
PNM Resources, Inc.	686,716	29,679,865
Portland General Electric Co.	654,432	31,510,901

		103,779,704

Gas Utilities – 1.0%
Southwest Gas Holdings, Inc.	363,616	28,642,032

Multi-Utilities – 0.9%
Black Hills Corp.	411,928	27,273,753

		159,695,489

Consumer Staples – 5.0%
Beverages – 1.2%
Cott Corp.	2,253,237	33,460,570

Food & Staples Retailing – 1.4%
US Foods Holding Corp.(a)	1,261,406	41,853,451

Food Products – 2.4%
Ingredion, Inc.	303,640	31,718,234
Nomad Foods Ltd.(a)	1,947,232	39,373,031

		71,091,265

		146,405,286

Materials – 3.9%
Chemicals – 1.7%
Orion Engineered Carbons SA	760,456	19,863,111
Stepan Co.	5,275	426,326
Trinseo SA	588,565	29,740,189

		50,029,626

Containers & Packaging – 1.2%
Graphic Packaging Holding Co.	2,837,989	34,027,488

Metals & Mining – 1.0%
Alcoa Corp.(a)	958,772	30,498,537

		114,555,651

Health Care – 3.1%
Health Care Providers & Services – 1.8%
Molina Healthcare, Inc.(a)	220,723	30,837,210
WellCare Health Plans, Inc.(a)	89,676	22,856,619

		53,693,829

abfunds.com	AB DISCOVERY VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Life Sciences Tools & Services – 1.3%
ICON PLC(a)	266,748	$38,603,771

		92,297,600

Communication Services – 0.6%
Media – 0.6%
Scholastic Corp.	415,196	19,186,206

Total Common Stocks (cost $2,588,387,083)		2,877,110,822

SHORT-TERM INVESTMENTS – 2.5%
Investment Companies – 2.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(c)(d)(e) (cost $73,030,240)	73,030,240	73,030,240

Total Investments Before Security Lending Collateral for Securities Loaned – 100.1% (cost $2,662,575,830)		2,950,141,062

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(c)(d)(e) (cost $22,602,499)	22,602,499	22,602,499

Total Investments – 100.8% (cost $2,684,019,822)		2,972,743,561
Other assets less liabilities – (0.8)%		(24,943,097)

Net Assets – 100.0%		$2,947,800,464

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,588,387,083)	$2,877,110,822	(a)
Affiliated issuers (cost $95,632,739—including investment of cash collateral for securities loaned of $22,602,499)	95,632,739
Receivable for shares of beneficial interest sold	10,808,739
Receivable for investment securities sold	4,658,641
Unaffiliated dividends receivable	2,197,289
Affiliated dividends receivable	92,914

Total assets	2,990,501,144

Liabilities
Payable for collateral received on securities loaned	22,602,499
Payable for shares of beneficial interest redeemed	10,564,385
Payable for investment securities purchased	7,055,001
Advisory fee payable	1,763,142
Distribution fee payable	174,316
Transfer Agent fee payable	103,447
Administrative fee payable	10,989
Accrued expenses	426,901

Total liabilities	42,700,680

Net Assets	$2,947,800,464

Composition of Net Assets
Paid-in capital	$2,392,364,626
Distributable earnings	555,435,838

	$2,947,800,464

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$422,763,520	19,162,561	$22.06	*

B	$1,665,272	80,537	$20.68

C	$59,761,159	3,089,455	$19.34

Advisor	$1,349,282,277	59,647,860	$22.62

R	$74,104,203	3,468,700	$21.36

K	$37,062,231	1,704,647	$21.74

I	$222,059,939	10,120,298	$21.94

Z	$781,101,863	35,619,203	$21.93

(a)	Includes securities on loan with a value of $20,389,012 (see Note E).

*	The maximum offering price per share for Class A shares was $23.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $133,756)	$41,531,576
Affiliated issuers	1,532,303	$43,063,879

Expenses
Advisory fee (see Note B)	22,474,027
Distribution fee—Class A	1,198,186
Distribution fee—Class B	20,673
Distribution fee—Class C	710,890
Distribution fee—Class R	425,536
Distribution fee—Class K	98,472
Transfer agency—Class A	458,100
Transfer agency—Class B	2,619
Transfer agency—Class C	69,099
Transfer agency—Advisor Class	1,429,307
Transfer agency—Class R	221,279
Transfer agency—Class K	78,778
Transfer agency—Class I	280,845
Transfer agency—Class Z	127,529
Custodian	196,234
Printing	160,368
Registration fees	146,520
Audit and tax	67,928
Administrative	62,202
Legal	48,322
Trustees’ fees	24,557
Miscellaneous	92,781

Total expenses	28,394,252
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(153,130)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(13,438)

Net expenses		28,227,684

Net investment income		14,836,195

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions(a)		301,534,431
Net change in unrealized appreciation/depreciation of investments		(391,358,084)

Net loss on investment transactions		(89,823,653)

Net Decrease in Net Assets from Operations		$(74,987,458)

(a)	On September 28, 2018, the Fund had redemptions-in-kind with total proceeds in the amount of $315,463,239. The gain on investments of $25,674,874 will not be realized for tax purposes.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2018	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,836,195	$8,933,110
Net realized gain on investment transactions	301,534,431	196,380,757
Net change in unrealized appreciation/depreciation of investments	(391,358,084)	138,883,209

Net increase (decrease) in net assets from operations	(74,987,458)	344,197,076
Distributions to Shareholders*
Class A	(30,917,293)	(17,816,686)
Class B	(151,639)	(124,682)
Class C	(5,317,347)	(5,183,878)
Advisor Class	(87,081,656)	(43,193,206)
Class R	(5,715,166)	(3,342,276)
Class K	(2,549,197)	(2,183,246)
Class I	(16,864,120)	(9,226,145)
Class Z	(35,584,225)	(10,620,318)
Transactions in Shares of Beneficial Interest
Net increase	242,292,634	137,121,337

Total increase (decrease)	(16,875,467)	389,627,976
Net Assets
Beginning of period	2,964,675,931	2,575,047,955

End of period	$2,947,800,464	$2,964,675,931

*

The prior year’s amounts have been reclassified to conform with the current year’s presentation. See Note J, Recent Accounting Pronouncements, in the Notes to Financial Statements for more information.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

24 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$2,877,110,822		$	– 0	–	$	– 0	–	$2,877,110,822
Short-Term Investments	73,030,240			– 0	–		– 0	–	73,030,240
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	22,602,499			– 0	–		– 0	–	22,602,499

Total Investments in Securities	2,972,743,561			– 0	–		– 0	–	2,972,743,561
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$2,972,743,561		$	– 0	–	$	– 0	–	$2,972,743,561

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes

26 | AB DISCOVERY VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

abfunds.com	AB DISCOVERY VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2018, the reimbursement for such services amounted to $62,202.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,023,653 for the year ended November 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $6,460 from the sale of Class A shares and received $4,254, $832 and $2,044 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $94,523.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2018 is as follows:

Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$31,779	$955,177	$913,925	$73,031	$953
Government Money Market Portfolio*	109,460	600,069	686,927	22,602	579

Total				$95,633	$1,532

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2018 amounted to $1,338,109, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective of August 1, 2012, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .35% of the average daily net assets attributable to Class B shares. For the year ended November 30, 2018, such waiver amounted to $13,438. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $183,946, $3,584,248, $2,493,491 and $802,547 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is

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NOTES TO FINANCIAL STATEMENTS (continued)

in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,637,239,106		$1,276,615,530
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$2,700,105,337

Gross unrealized appreciation	$438,413,976
Gross unrealized depreciation	(165,775,752)

Net unrealized appreciation	$272,638,224

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

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NOTES TO FINANCIAL STATEMENTS (continued)

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2018, the Fund had securities on loan with a value of $20,389,012 and had received cash collateral which has been invested into Government Money Market Portfolio of $22,602,499. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $579,335 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended November 30, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly

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NOTES TO FINANCIAL STATEMENTS (continued)

by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $58,607. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class A
Shares sold	2,972,731	3,900,431	$68,357,895	$85,858,598

Shares issued in reinvestment of dividends and distributions	1,295,322	769,778	28,717,292	16,788,856

Shares converted from Class B	26,077	56,577	596,471	1,244,914

Shares converted from Class C	257,151	1,995,721	5,936,618	43,482,146

Shares redeemed	(6,474,204)	(8,976,051)	(148,763,563)	(197,552,868)

Net decrease	(1,922,923)	(2,253,544)	$(45,155,287)	$(50,178,354)

Class B
Shares sold	5,070	5,955	$109,878	$123,373

Shares issued in reinvestment of dividends and distributions	7,149	5,895	148,770	121,085

Shares converted to Class A	(27,799)	(60,101)	(596,471)	(1,244,914)

Shares redeemed	(12,489)	(20,781)	(272,078)	(430,596)

Net decrease	(28,069)	(69,032)	$(609,901)	$(1,431,052)

Class C
Shares sold	181,779	624,473	$3,693,219	$12,278,139

Shares issued in reinvestment of distributions	242,826	242,988	4,754,537	4,745,556

Shares converted to Class A	(292,044)	(2,235,776)	(5,936,618)	(43,482,146)

Shares redeemed	(843,389)	(2,038,241)	(17,159,288)	(40,063,973)

Net decrease	(710,828)	(3,406,556)	$(14,648,150)	$(66,522,424)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Advisor Class
Shares sold	25,033,018	16,581,334	$591,086,891	$371,972,284

Shares issued in reinvestment of dividends and distributions	3,407,925	1,641,188	77,291,734	36,549,243

Shares redeemed	(25,969,739)	(15,076,379)	(621,262,057)	(339,316,342)

Net increase	2,471,204	3,146,143	$47,116,568	$69,205,185

Class R
Shares sold	512,568	852,782	$11,391,947	$18,286,380

Shares issued in reinvestment of dividends and distributions	264,931	156,988	5,711,907	3,342,275

Shares redeemed	(1,338,664)	(1,616,255)	(29,815,335)	(34,734,474)

Net decrease	(561,165)	(606,485)	$(12,711,481)	$(13,105,819)

Class K
Shares sold	408,638	623,850	$9,290,017	$13,540,588

Shares issued in reinvestment of dividends and distributions	116,561	101,452	2,549,193	2,183,243

Shares redeemed	(632,683)	(1,824,573)	(14,193,352)	(39,261,107)

Net decrease	(107,484)	(1,099,271)	$(2,354,142)	$(23,537,276)

Class I
Shares sold	3,008,710	3,164,574	$68,328,504	$68,956,131

Shares issued in reinvestment of dividends and distributions	765,314	425,591	16,836,907	9,214,055

Shares redeemed	(4,716,183)	(3,766,418)	(106,343,136)	(82,971,416)

Net decrease	(942,159)	(176,253)	$(21,177,725)	$(4,801,230)

Class Z
Shares sold	15,618,554	14,058,521	$363,522,709	$307,811,972

Shares issued in reinvestment of dividends and distributions	1,619,673	491,226	35,584,223	10,620,317

Shares redeemed	(4,717,250)	(4,150,234)	(107,274,180)	(90,939,982)

Net increase	12,520,977	10,399,513	$291,832,752	$227,492,307

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$10,195,499	$7,571,311
Net long-term capital gains	173,985,144	84,119,126

Total taxable distributions	$184,180,643	$91,690,437

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$30,803,623
Undistributed capital gains	251,993,991
Unrealized appreciation/(depreciation)	272,638,224	(a)

Total accumulated earnings/(deficit)	$555,435,838

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB DISCOVERY VALUE FUND | 37

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 24.15	$ 22.12	$ 20.19	$ 22.91	$ 22.87

Income From Investment Operations
Net investment income(a)	.07	(b)	.04	(b)	.05	(b)	.03	.10
Net realized and unrealized gain (loss) on investment transactions	(.69)	2.75	3.02	.13	2.00
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.62)	2.79	3.07	.16	2.10

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(.04)	(.00	)(c)	(.10)	(.05)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(1.47)	(.76)	(1.14)	(2.88)	(2.06)

Net asset value, end of period	$ 22.06	$ 24.15	$ 22.12	$ 20.19	$ 22.91

Total Return
Total investment return based on net asset value(d)*	(2.57)%	12.94%	16.56%	.87%	10.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$422,764	$509,111	$516,153	$549,547	$649,671
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.10%	1.12%	1.16%	1.20%	1.21%
Expenses, before waivers/reimbursements(e)	1.10%	1.13%	1.16%	1.20%	1.21%
Net investment income	.30	%(b)	.17	%(b)	.25	%(b)	.16%	.45%
Portfolio turnover rate	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 22.71	$ 20.84	$ 19.11	$ 21.83	$ 21.87

Income From Investment Operations
Net investment income(a)(f)	.04	(b)	.01	(b)	.03	(b)	.02	.08
Net realized and unrealized gain (loss) on investment transactions	(.64)	2.58	2.84	.11	1.91
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.60)	2.59	2.87	.13	1.99

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(c)	(.00	)(c)	– 0	–	(.07)	(.02)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(1.43)	(.72)	(1.14)	(2.85)	(2.03)

Net asset value, end of period	$ 20.68	$ 22.71	$ 20.84	$ 19.11	$ 21.83

Total Return
Total investment return based on net asset value(d)*	(2.68)%	12.82%	16.44%	.78%	9.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,665	$2,467	$3,702	$6,026	$11,597
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.23%	1.25%	1.27%	1.27%	1.27%
Expenses, before waivers/reimbursements(e)	1.88%	1.91%	1.92%	1.92%	1.92%
Net investment income(f)	.18	%(b)	.04	%(b)	.18	%(b)	.10%	.40%
Portfolio turnover rate	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 21.46	$ 19.85	$ 18.37	$ 21.13	$ 21.35

Income From Investment Operations
Net investment loss(a)	(.09	)(b)	(.12	)(b)	(.08	)(b)	(.10)	(.05)
Net realized and unrealized gain (loss) on investment transactions	(.60)	2.45	2.70	.12	1.84
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.69)	2.33	2.62	.02	1.79

Less: Distributions
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Net asset value, end of period	$ 19.34	$ 21.46	$ 19.85	$ 18.37	$ 21.13

Total Return
Total investment return based on net asset value(d)*	(3.31)%	12.11%	15.69%	.19%	9.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,761	$81,567	$143,061	$153,736	$174,848
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.85%	1.87%	1.90%	1.90%	1.91%
Expenses, before waivers/reimbursements(e)	1.85%	1.87%	1.90%	1.90%	1.91%
Net investment loss	(.44	)%(b)	(.60	)%(b)	(.49	)%(b)	(.55)%	(.26)%
Portfolio turnover rate	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 24.72	$ 22.62	$ 20.63	$ 23.35	$ 23.27

Income From Investment Operations
Net investment income(a)	.13	(b)	.10	(b)	.10	(b)	.09	.17
Net realized and unrealized gain (loss) on investment transactions	(.71)	2.81	3.08	.14	2.03
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.58)	2.91	3.18	.23	2.20

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.09)	(.05)	(.17)	(.11)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(1.52)	(.81)	(1.19)	(2.95)	(2.12)

Net asset value, end of period	$ 22.62	$ 24.72	$ 22.62	$ 20.63	$ 23.35

Total Return
Total investment return based on net asset value(d)*	(2.34)%	13.25%	16.83%	1.21%	10.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,349,282	$1,413,304	$1,221,938	$1,155,700	$991,020
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%	.87%	.89%	.90%	.91%
Expenses, before waivers/reimbursements(e)	.85%	.88%	.90%	.90%	.91%
Net investment income	.56	%(b)	.42	%(b)	.50	%(b)	.44%	.74%
Portfolio turnover rate	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 23.48	$ 21.57	$ 19.79	$ 22.50	$ 22.53

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	(.05	)(b)	(.02	)(b)	(.03)	.03
Net realized and unrealized gain (loss) on investment transactions	(.67)	2.68	2.94	.13	1.95
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.69)	2.63	2.92	.10	1.98

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.03)	– 0	–
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(1.43)	(.72)	(1.14)	(2.81)	(2.01)

Net asset value, end of period	$ 21.36	$ 23.48	$ 21.57	$ 19.79	$ 22.50

Total Return
Total investment return based on net asset value(d)*	(3.01)%	12.55%	16.11%	.56%	9.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,104	$94,612	$100,017	$106,830	$138,740
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.51%	1.52%	1.52%	1.54%	1.54%
Expenses, before waivers/reimbursements(e)	1.52%	1.53%	1.53%	1.54%	1.54%
Net investment income (loss)	(.11	)%(b)	(.23	)%(b)	(.11	)%(b)	(.17)%	.12%
Portfolio turnover rate	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 23.80	$ 21.82	$ 19.95	$ 22.67	$ 22.66

Income From Investment Operations
Net investment income(a)	.05	(b)	.01	(b)	.03	(b)	.03	.09
Net realized and unrealized gain (loss) on investment transactions	(.68)	2.72	2.98	.13	1.98
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.63)	2.73	3.01	.16	2.07

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	– 0	–	(.10)	(.05)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(1.43)	(.75)	(1.14)	(2.88)	(2.06)

Net asset value, end of period	$ 21.74	$ 23.80	$ 21.82	$ 19.95	$ 22.67

Total Return
Total investment return based on net asset value(d)*	(2.69)%	12.88%	16.45%	.87%	10.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,062	$43,126	$63,529	$62,512	$68,981
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.20%	1.21%	1.21%	1.23%	1.23%
Expenses, before waivers/reimbursements(e)	1.21%	1.22%	1.22%	1.23%	1.23%
Net investment income	.20	%(b)	.07	%(b)	.19	%(b)	.13%	.43%
Portfolio turnover rate	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 24.03	$ 22.01	$ 20.10	$ 22.83	$ 22.80

Income From Investment Operations
Net investment income(a)	.12	(b)	.10	(b)	.09	(b)	.10	.17
Net realized and unrealized gain (loss) on investment transactions	(.68)	2.73	3.01	.13	1.99
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.56)	2.83	3.10	.23	2.16

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.09)	(.05)	(.18)	(.12)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(1.53)	(.81)	(1.19)	(2.96)	(2.13)

Net asset value, end of period	$ 21.94	$ 24.03	$ 22.01	$ 20.10	$ 22.83

Total Return
Total investment return based on net asset value(d)*	(2.35)%	13.27%	16.85%	1.21%	10.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,060	$265,834	$247,354	$194,660	$307,096
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.86%	.85%	.88%	.88%	.89%
Expenses, before waivers/reimbursements(e)	.86%	.86%	.89%	.88%	.89%
Net investment income	.54	%(b)	.44	%(b)	.50	%(b)	.48%	.77%
Portfolio turnover rate	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 24.01	$ 21.99	$ 20.09	$ 22.82	$ 22.80

Income From Investment Operations
Net investment income(a)	.14	(b)	.12	(b)	.11	(b)	.10	.16
Net realized and unrealized gain (loss) on investment transactions	(.68)	2.72	2.99	.15	2.00
Capital contributions	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.54)	2.84	3.10	.25	2.16

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.10)	(.06)	(.20)	(.13)
Distributions from net realized gain on investment transactions	(1.43)	(.72)	(1.14)	(2.78)	(2.01)

Total dividends and distributions	(1.54)	(.82)	(1.20)	(2.98)	(2.14)

Net asset value, end of period	$ 21.93	$ 24.01	$ 21.99	$ 20.09	$ 22.82

Total Return
Total investment return based on net asset value(d)*	(2.25)%	13.36%	16.93%	1.30%	10.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$781,102	$554,655	$279,294	$212,344	$42,049
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.77%	.78%	.80%	.81%	.81%
Expenses, before waivers/reimbursements(e)	.78%	.79%	.80%	.81%	.81%
Net investment income	.62	%(b)	.53	%(b)	.59	%(b)	.48%	.74%
Portfolio turnover rate.	42%	39%	57%	47%	50%

See footnote summary on page 46.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

(f)	Net of fees and expenses waived by the Distributor.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2018 and November 30, 2017 by .04% and .09%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Discovery Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Discovery Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB DISCOVERY VALUE FUND | 47

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2018. For individual shareholders, the Fund designates 95.69% of dividends paid as qualified dividend income. For corporate shareholders, 93.53% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

James W. MacGregor 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Shri Singhvi 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

abfunds.com	AB DISCOVERY VALUE FUND | 57

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Trust in respect of AB Discovery Value Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was

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relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

abfunds.com	AB DISCOVERY VALUE FUND | 59

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is

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difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

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Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be

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priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting.

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The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also

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noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

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commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting

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breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0151-1118

NOV    11.30.18

ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

ANNUAL REPORT

January 11, 2019

This report provides management’s discussion of fund performance for AB International Value Fund for the annual reporting period ended November 30, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB INTERNATIONAL VALUE FUND
Class A Shares	-14.09%	-16.20%
Class B Shares[1]	-14.41%	-16.81%
Class C Shares	-14.39%	-16.77%
Advisor Class Shares[2]	-13.96%	-15.92%
Class R Shares[2]	-14.21%	-16.41%
Class K Shares[2]	-14.06%	-16.09%
Class I Shares[2]	-13.88%	-15.77%
MSCI EAFE Index (net)	-7.97%	-7.94%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended November 30, 2018.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the 12-month period, security selection within the consumer staples, technology, consumer discretionary, materials, communication services and real estate sectors detracted, relative to the benchmark. Stock selection within industrials offset some of these losses. Sector selection was also negative, mostly because of an underweight to health care and overweights to consumer discretionary and communication services. An overweight to energy added to returns. In terms of country positioning (a result of bottom-up security analysis combined with fundamental research), an overweight to Israel contributed.

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During the six-month period, security selection drove the underperformance. Security selection within the consumer staples, technology, materials, communication services, consumer discretionary and real estate sectors was negative, while security selection within energy was positive. Sector selection also detracted. Losses from underweights to health care, utilities and communication services, as well as overweights to consumer discretionary and materials, offset gains from an underweight to industrials. An underweight to Switzerland detracted from returns.

The Fund utilized derivatives in the form of currency forwards for hedging and investment purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2018, both non-US and emerging-market equities declined. Volatility returned to markets amid fears of rising interest rates, worsening trade wars and slowing global growth. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in emerging markets toward the end of the period.

The Fund’s Senior Investment Management Team (the “Team”) has continued to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2008 TO 11/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB International Value Fund Class A shares (from 11/30/2008 to 11/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-16.20%	-19.73%
5 Years	-0.08%	-0.95%
10 Years	4.79%	4.34%
CLASS B SHARES
1 Year	-16.81%	-20.11%
5 Years	-0.84%	-0.84%
10 Years[1]	4.15%	4.15%
CLASS C SHARES
1 Year	-16.77%	-17.60%
5 Years	-0.80%	-0.80%
10 Years	4.02%	4.02%
ADVISOR CLASS SHARES[2]
1 Year	-15.92%	-15.92%
5 Years	0.20%	0.20%
10 Years	5.09%	5.09%
CLASS R SHARES[2]
1 Year	-16.41%	-16.41%
5 Years	-0.32%	-0.32%
10 Years	4.55%	4.55%
CLASS K SHARES[2]
1 Year	-16.09%	-16.09%
5 Years	0.00%	0.00%
10 Years	4.88%	4.88%
CLASS I SHARES[2]
1 Year	-15.77%	-15.77%
5 Years	0.42%	0.42%
10 Years	5.31%	5.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.46%, 2.27%, 2.23%, 1.21%, 1.72%, 1.41% and 0.97% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-26.44%
5 Years	-2.73%
10 Years	3.00%
CLASS B SHARES
1 Year	-26.87%
5 Years	-2.65%
10 Years[1]	2.82%
CLASS C SHARES
1 Year	-24.55%
5 Years	-2.61%
10 Years	2.70%
ADVISOR CLASS SHARES[2]
1 Year	-23.04%
5 Years	-1.62%
10 Years	3.75%
CLASS R SHARES[2]
1 Year	-23.46%
5 Years	-2.14%
10 Years	3.22%
CLASS K SHARES[2]
1 Year	-23.23%
5 Years	-1.82%
10 Years	3.54%
CLASS I SHARES[2]
1 Year	-22.85%
5 Years	-1.40%
10 Years	3.97%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$859.10	$6.66	1.43%
Hypothetical**	$1,000	$1,017.90	$7.23	1.43%
Class B
Actual	$1,000	$855.90	$10.42	2.24%
Hypothetical**	$1,000	$1,013.84	$11.31	2.24%
Class C
Actual	$1,000	$856.10	$10.14	2.18%
Hypothetical**	$1,000	$1,014.14	$11.01	2.18%
Advisor Class
Actual	$1,000	$860.40	$5.50	1.18%
Hypothetical**	$1,000	$1,019.15	$5.97	1.18%
Class R
Actual	$1,000	$857.90	$8.15	1.75%
Hypothetical**	$1,000	$1,016.29	$8.85	1.75%
Class K
Actual	$1,000	$859.40	$6.71	1.44%
Hypothetical**	$1,000	$1,017.85	$7.28	1.44%
Class I
Actual	$1,000	$861.20	$4.67	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $197.6

1

All data are as of November 30, 2018. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following countries: Canada, India, Ireland, Israel, Portugal, Spain, Sweden and Taiwan.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

November 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC – Class A	$9,098,054	4.6%
Novo Nordisk A/S – Class B	5,503,743	2.8
British American Tobacco PLC	5,176,498	2.6
Airbus SE	4,885,725	2.5
Erste Group Bank AG	4,433,478	2.3
Credit Suisse Group AG	4,425,781	2.2
Japan Tobacco, Inc.	4,237,870	2.2
Allianz SE	4,096,840	2.1
JXTG Holdings, Inc.	4,027,346	2.0
Mitsubishi UFJ Financial Group, Inc.	4,015,464	2.0
	$49,900,799	25.3%

1	Long-term investments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS

November 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.6%
Financials – 16.9%
Banks – 10.3%
Bank of Ireland Group PLC	414,186	$2,629,793
BOC Hong Kong Holdings Ltd.	758,000	2,967,899
DNB ASA	233,340	4,008,803
Erste Group Bank AG(a)	112,010	4,433,478
ICICI Bank Ltd.	466,140	2,385,985
Mitsubishi UFJ Financial Group, Inc.	733,900	4,015,464

		20,441,422

Capital Markets – 2.2%
Credit Suisse Group AG(a)	374,313	4,425,781

Consumer Finance – 1.3%
Hitachi Capital Corp.	99,700	2,465,562

Insurance – 3.1%
Allianz SE	19,320	4,096,840
PICC Property & Casualty Co., Ltd. – Class H	1,978,000	2,040,370

		6,137,210

		33,469,975

Consumer Discretionary – 16.7%
Auto Components – 5.0%
Hankook Tire Co., Ltd.	57,040	2,177,895
Magna International, Inc. – Class A	60,110	2,997,686
NGK Spark Plug Co., Ltd.	136,600	2,811,807
Valeo SA	64,030	1,827,248

		9,814,636

Automobiles – 4.6%
Honda Motor Co., Ltd.	105,400	2,973,436
Peugeot SA	160,210	3,524,935
Subaru Corp.	113,600	2,529,611

		9,027,982

Household Durables – 3.4%
Nikon Corp.	179,600	2,823,007
Panasonic Corp.	383,700	3,959,361

		6,782,368

Leisure Products – 1.3%
Amer Sports Oyj(a)	69,472	2,606,019

Textiles, Apparel & Luxury Goods – 2.4%
HUGO BOSS AG	33,760	2,339,350
Pandora A/S	45,420	2,453,422

		4,792,772

		33,023,777

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 11.8%
Chemicals – 5.9%
Air Water, Inc.	113,400	$1,837,191
Incitec Pivot Ltd.	851,290	2,349,162
Johnson Matthey PLC	79,089	2,961,568
Nippon Shokubai Co., Ltd.	36,600	2,446,298
Tosoh Corp.	146,200	2,061,737

		11,655,956

Construction Materials – 1.5%
Buzzi Unicem SpA(b)	157,550	2,986,152

Containers & Packaging – 1.1%
BillerudKorsnas AB(b)	165,480	2,216,023

Metals & Mining – 3.3%
First Quantum Minerals Ltd.	154,050	1,414,526
Norsk Hydro ASA	619,070	2,925,381
Yamato Kogyo Co., Ltd.	81,800	2,146,801

		6,486,708

		23,344,839

Industrials – 11.0%
Aerospace & Defense – 7.1%
AerCap Holdings NV(a)	19,660	1,039,424
Airbus SE	45,557	4,885,725
BAE Systems PLC	408,850	2,570,176
Leonardo SpA	268,720	2,657,630
MTU Aero Engines AG	13,430	2,803,667

		13,956,622

Airlines – 3.0%
Japan Airlines Co., Ltd.	105,600	3,813,015
Qantas Airways Ltd.	490,816	2,145,590

		5,958,605

Machinery – 0.9%
Glory Ltd.	68,700	1,739,275

		21,654,502

Consumer Staples – 10.8%
Beverages – 1.0%
Coca-Cola Bottlers Japan Holdings, Inc.	68,300	1,963,314

Food Products – 3.1%
Orkla ASA	403,130	3,338,729
WH Group Ltd.(c)	3,803,500	2,776,984

		6,115,713

Household Products – 1.9%
Henkel AG & Co. KGaA (Preference Shares)	32,670	3,786,577

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Tobacco – 4.8%
British American Tobacco PLC	147,850	$5,176,498
Japan Tobacco, Inc.	170,400	4,237,870

		9,414,368

		21,279,972

Energy – 10.6%
Oil, Gas & Consumable Fuels – 10.6%
JXTG Holdings, Inc.	664,100	4,027,346
PetroChina Co., Ltd. – Class H	5,448,000	3,805,203
Repsol SA	230,230	3,966,020
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	196,250	5,936,117
Royal Dutch Shell PLC – Class A	104,361	3,161,937

		20,896,623

Health Care – 7.1%
Health Care Equipment & Supplies – 1.1%
Hoya Corp.	34,500	2,108,618

Pharmaceuticals – 6.0%
Novo Nordisk A/S – Class B	118,331	5,503,743
Ono Pharmaceutical Co., Ltd.	137,800	3,337,809
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	143,720	3,095,729

		11,937,281

		14,045,899

Information Technology – 6.8%
Communications Equipment – 1.7%
Nokia Oyj	616,790	3,393,475

Semiconductors & Semiconductor Equipment – 3.4%
SCREEN Holdings Co., Ltd.(b)	33,300	1,677,394
SUMCO Corp.(b)	113,500	1,752,056
Taiwan Semiconductor Manufacturing Co., Ltd.	452,000	3,338,152

		6,767,602

Technology Hardware, Storage & Peripherals – 1.7%
Samsung Electronics Co., Ltd.	86,180	3,229,265

		13,390,342

Communication Services – 4.8%
Diversified Telecommunication Services – 3.2%
China Unicom Hong Kong Ltd.	2,852,000	3,330,643
Nippon Telegraph & Telephone Corp.	73,200	3,019,576

		6,350,219

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Entertainment – 1.6%
Nintendo Co., Ltd.	10,300	$3,132,670

		9,482,889

Utilities – 2.1%
Electric Utilities – 1.0%
EDP – Energias de Portugal SA	591,523	2,067,251

Gas Utilities – 1.1%
ENN Energy Holdings Ltd.	234,000	2,105,613

		4,172,864

Real Estate – 1.0%
Real Estate Management & Development – 1.0%
Aroundtown SA	234,740	2,013,532

Total Common Stocks (cost $202,690,960)		196,775,214

Total Investments Before Security Lending Collateral for Securities Loaned – 99.6% (cost $202,690,960)		196,775,214

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.3%
Investment Companies – 3.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(d)(e)(f) (cost $6,541,668)	6,541,668	6,541,668

Total Investments – 102.9% (cost $209,232,628)		203,316,882
Other assets less liabilities – (2.9)%		(5,723,440)

Net Assets – 100.0%		$197,593,442

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	14,156	USD	3,768	12/04/18	$107,468
Bank of America, NA	USD	3,718	BRL	14,156	12/04/18	(57,110)
Bank of America, NA	JPY	100,208	USD	898	12/14/18	14,692
Barclays Bank PLC	USD	479	TWD	14,834	12/11/18	1,753
Barclays Bank PLC	INR	27,205	USD	390	12/13/18	557
Barclays Bank PLC	CAD	6,347	USD	4,861	12/14/18	82,970
Barclays Bank PLC	EUR	452	USD	529	12/14/18	16,979
Barclays Bank PLC	ILS	8,183	USD	2,297	12/14/18	94,650
Barclays Bank PLC	NOK	46,795	USD	5,648	12/14/18	201,465
Barclays Bank PLC	USD	982	CHF	966	12/14/18	(14,056)

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)	In Exchange For (000)	Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	644	JPY	71,846	12/14/18	$(10,891)
Barclays Bank PLC	CNY	4,712	USD	675	1/24/19	(1,319)
Barclays Bank PLC	JPY	86,980	USD	774	3/15/19	512
BNP Paribas SA	TWD	5,140	USD	168	12/11/18	1,830
Citibank, NA	BRL	2,338	USD	605	12/04/18	579
Citibank, NA	USD	621	BRL	2,338	12/04/18	(15,968)
Citibank, NA	INR	18,414	USD	260	12/13/18	(4,279)
Citibank, NA	CHF	2,226	USD	2,243	12/14/18	12,609
Citibank, NA	EUR	2,578	USD	2,979	12/14/18	58,383
Citibank, NA	USD	4,060	EUR	3,524	12/14/18	(66,535)
Citibank, NA	USD	4,776	JPY	537,890	12/14/18	(33,647)
Citibank, NA	USD	306	CNY	2,143	1/24/19	1,456
Citibank, NA	KRW	6,133,653	USD	5,463	2/20/19	(27,012)
Citibank, NA	JPY	95,375	USD	852	3/15/19	3,966
Citibank, NA	USD	1,052	EUR	911	3/15/19	(11,113)
Credit Suisse International	AUD	3,424	USD	2,420	12/14/18	(83,276)
Credit Suisse International	NOK	22,378	USD	2,691	12/14/18	85,979
Credit Suisse International	USD	1,890	NOK	15,921	12/14/18	(37,002)
Credit Suisse International	USD	4,876	SEK	44,021	12/14/18	(36,364)
Credit Suisse International	USD	5,573	GBP	4,267	3/15/19	(106,593)
Deutsche Bank AG	EUR	922	USD	1,047	12/14/18	2,421
Deutsche Bank AG	GBP	1,552	USD	2,014	12/14/18	35,105
Deutsche Bank AG	JPY	286,311	USD	2,545	12/14/18	20,303
Goldman Sachs Bank USA	SEK	4,658	USD	508	12/14/18	(3,953)
Goldman Sachs Bank USA	USD	1,080	GBP	826	12/14/18	(26,978)
HSBC Bank USA	CHF	605	USD	607	12/14/18	768
HSBC Bank USA	USD	870	HKD	6,808	12/14/18	499
JPMorgan Chase Bank, NA	USD	223	TWD	6,892	12/11/18	– 0	–
JPMorgan Chase Bank, NA	USD	1,827	INR	135,900	12/13/18	119,932
JPMorgan Chase Bank, NA	JPY	512,083	USD	4,663	12/14/18	147,641
JPMorgan Chase Bank, NA	NOK	27,571	USD	3,333	12/14/18	123,732
JPMorgan Chase Bank, NA	SEK	5,859	USD	648	12/14/18	3,848
JPMorgan Chase Bank, NA	JPY	117,357	USD	1,051	3/15/19	7,440
JPMorgan Chase Bank, NA	USD	1,676	AUD	2,305	3/15/19	11,267
Morgan Stanley & Co., Inc.	EUR	1,029	USD	1,180	12/14/18	13,582
Morgan Stanley & Co., Inc.	EUR	572	USD	647	12/14/18	(1,083)
Morgan Stanley & Co., Inc.	HKD	4,563	USD	582	12/14/18	(1,138)
Morgan Stanley & Co., Inc.	JPY	1,312,544	USD	11,852	12/14/18	279,484
Morgan Stanley & Co., Inc.	USD	8,492	AUD	11,918	12/14/18	220,108
Morgan Stanley & Co., Inc.	USD	14,004	GBP	10,719	12/14/18	(338,658)
Morgan Stanley & Co., Inc.	USD	1,293	JPY	146,738	12/14/18	285
Morgan Stanley & Co., Inc.	USD	1,611	JPY	181,447	12/14/18	(10,948)
Morgan Stanley & Co., Inc.	USD	1,150	NOK	9,296	12/14/18	(68,166)
Morgan Stanley & Co., Inc.	EUR	838	USD	965	3/15/19	7,719
Morgan Stanley & Co., Inc.	JPY	72,511	USD	649	3/15/19	4,540
Natwest Markets PLC	USD	515	INR	37,835	12/13/18	26,924
Natwest Markets PLC	EUR	486	USD	559	12/14/18	8,813
Natwest Markets PLC	USD	769	AUD	1,069	12/14/18	12,155
Natwest Markets PLC	USD	658	GBP	514	12/14/18	(2,321)
Natwest Markets PLC	USD	644	JPY	73,190	12/14/18	1,424
Natwest Markets PLC	USD	528	NOK	4,388	12/14/18	(17,733)

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Natwest Markets PLC	USD	200	CNY	1,400	1/24/19	$951
Natwest Markets PLC	USD	196	KRW	220,756	2/20/19	1,430
Natwest Markets PLC	JPY	119,865	USD	1,064	3/15/19	(1,762)
Standard Chartered Bank	TWD	109,418	USD	3,576	12/11/18	28,285
Standard Chartered Bank	TWD	6,330	USD	205	12/11/18	(133)
Standard Chartered Bank	USD	218	TWD	6,723	12/11/18	458
Standard Chartered Bank	INR	197,193	USD	2,836	12/13/18	10,289
Standard Chartered Bank	USD	238	INR	17,491	12/13/18	12,647
Standard Chartered Bank	USD	1,203	JPY	135,282	12/14/18	(10,555)
Standard Chartered Bank	CNY	74,185	USD	10,647	1/24/19	(7,645)
Standard Chartered Bank	JPY	69,705	USD	618	3/15/19	(1,211)
State Street Bank & Trust Co.	AUD	1,076	USD	770	12/14/18	(16,263)
State Street Bank & Trust Co.	EUR	1,531	USD	1,747	12/14/18	12,016
State Street Bank & Trust Co.	GBP	509	USD	665	12/14/18	16,432
State Street Bank & Trust Co.	HKD	2,245	USD	288	12/14/18	563
State Street Bank & Trust Co.	JPY	70,407	USD	632	12/14/18	11,365
State Street Bank & Trust Co.	SEK	6,257	USD	703	12/14/18	14,627
State Street Bank & Trust Co.	USD	1,269	AUD	1,756	12/14/18	14,426
State Street Bank & Trust Co.	USD	1,073	CAD	1,401	12/14/18	(18,525)
State Street Bank & Trust Co.	USD	471	CHF	472	12/14/18	1,816
State Street Bank & Trust Co.	USD	12,369	CHF	11,908	12/14/18	(437,702)
State Street Bank & Trust Co.	USD	5,896	EUR	5,035	12/14/18	(190,845)
State Street Bank & Trust Co.	USD	881	GBP	667	12/14/18	(30,594)
State Street Bank & Trust Co.	USD	366	ILS	1,361	12/14/18	(196)
State Street Bank & Trust Co.	USD	426	JPY	48,273	12/14/18	(671)
State Street Bank & Trust Co.	USD	680	NOK	5,561	12/14/18	(32,784)
State Street Bank & Trust Co.	USD	447	NZD	686	12/14/18	24,506
State Street Bank & Trust Co.	CAD	546	USD	418	3/15/19	5,786
State Street Bank & Trust Co.	ILS	1,659	USD	456	3/15/19	5,920
State Street Bank & Trust Co.	JPY	7,800	USD	69	3/15/19	(83)
State Street Bank & Trust Co.	USD	56	EUR	49	3/15/19	(76)
State Street Bank & Trust Co.	USD	593	GBP	457	3/15/19	(7,909)
UBS AG	EUR	466	USD	533	12/14/18	5,192
UBS AG	EUR	523	USD	591	12/14/18	(1,793)
UBS AG	JPY	148,692	USD	1,350	12/14/18	39,219
UBS AG	USD	969	JPY	110,123	12/14/18	1,760
UBS AG	USD	768	JPY	86,300	12/14/18	(7,320)
UBS AG	USD	559	EUR	489	3/15/19	(139)

						$199,177

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the market value of this security amounted to $2,776,984 or 1.4% of net assets.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	Affiliated investments.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

20 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $202,690,960)	$196,775,214	(a)
Affiliated issuers (cost $6,541,668—investment of cash collateral for securities loaned)	6,541,668
Foreign currencies, at value (cost $844,000)	839,324
Receivable for shares of beneficial interest sold	4,117,090
Unrealized appreciation on forward currency exchange contracts	1,941,526
Unaffiliated dividends and interest receivable	913,571
Receivable for investment securities sold and foreign currency transactions	590,399
Affiliated dividends receivable	715

Total assets	211,719,507

Liabilities
Due to custodian	244,967
Payable for collateral received on securities loaned	6,541,668
Payable for shares of beneficial interest redeemed	4,409,460
Unrealized depreciation on forward currency exchange contracts	1,742,349
Payable for investment securities purchased	511,764
Cash collateral due to broker	251,000
Advisory fee payable	124,597
Distribution fee payable	39,235
Transfer Agent fee payable	12,982
Administrative fee payable	11,327
Trustees’ fees payable	1
Accrued expenses and other liabilities	236,715

Total liabilities	14,126,065

Net Assets	$197,593,442

Composition of Net Assets
Paid-in capital	$440,762,926
Accumulated loss	(243,169,484)

	$197,593,442

(a)	Includes securities on loan with a value of $6,181,558 (see Note E).

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$116,785,896	9,476,050	$12.32	*

B	$516,333	42,818	$12.06

C	$8,295,091	690,312	$12.02

Advisor	$46,247,001	3,661,893	$12.63

R	$12,079,351	990,265	$12.20

K	$9,389,728	764,275	$12.29

I	$4,280,042	346,597	$12.35

*	The maximum offering price per share for Class A shares was $12.87 which reflects a sales charge of 4.25%.

See notes to financial statements.

22 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $913,155)	$6,308,019
Affiliated issuers	123,987
Securities lending income	21,361	$6,453,367

Expenses
Advisory fee (see Note B)	1,906,652
Distribution fee—Class A	366,648
Distribution fee—Class B	7,399
Distribution fee—Class C	123,917
Distribution fee—Class R	76,120
Distribution fee—Class K	29,823
Transfer agency—Class A	311,176
Transfer agency—Class B	2,020
Transfer agency—Class C	27,108
Transfer agency—Advisor Class	122,624
Transfer agency—Class R	39,582
Transfer agency—Class K	23,859
Transfer agency—Class I	1,900
Custodian	160,749
Registration fees	104,106
Audit and tax	75,144
Administrative	64,099
Printing	56,532
Legal	43,503
Trustees’ fees	24,708
Miscellaneous	26,634

Total expenses	3,594,303
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(10,300)

Net expenses		3,584,003

Net investment income		2,869,364

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		8,075,334
Forward currency exchange contracts		(2,804,760)
Foreign currency transactions		(440,400)
Net change in unrealized appreciation/depreciation of:
Investments		(48,365,120)
Forward currency exchange contracts		901,691
Foreign currency denominated assets and liabilities		(20,128)

Net loss on investment and foreign currency transactions		(42,653,383)

Net Decrease in Net Assets from Operations		$(39,784,019)

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2018	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,869,364	$3,756,318
Net realized gain on investment and foreign currency transactions	4,830,174	19,267,306
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(47,483,557)	39,241,813

Net increase (decrease) in net assets from operations	(39,784,019)	62,265,437
Distributions to Shareholders
Class A	(2,949,161)	(219,427)
Class B	(8,775)	– 0	–
Class C	(8,960)	– 0	–
Advisor Class	(1,292,673)	(210,617)
Class R	(259,865)	(6,293)
Class K	(241,365)	(30,035)
Class I	(248,060)	(14,106)
Transactions in Shares of Beneficial Interest
Net decrease	(40,053,037)	(41,502,117)

Total increase (decrease)	(84,845,915)	20,282,842
Net Assets
Beginning of period	282,439,357	262,156,515

End of period	$197,593,442	$282,439,357

See notes to financial statements.

24 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

26 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and

abfunds.com	AB INTERNATIONAL VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$33,469,975		$	– 0	–	$33,469,975
Consumer Discretionary		5,451,108		27,572,669			– 0	–	33,023,777
Materials		1,414,526		21,930,313			– 0	–	23,344,839
Industrials		1,039,424		20,615,078			– 0	–	21,654,502
Consumer Staples		– 0	–	21,279,972			– 0	–	21,279,972
Energy		– 0	–	20,896,623			– 0	–	20,896,623
Health Care		3,095,729		10,950,170			– 0	–	14,045,899
Information Technology		– 0	–	13,390,342			– 0	–	13,390,342
Communication Services		– 0	–	9,482,889			– 0	–	9,482,889
Utilities		2,067,251		2,105,613			– 0	–	4,172,864
Real Estate		– 0	–	2,013,532			– 0	–	2,013,532
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		6,541,668		– 0	–		– 0	–	6,541,668

Total Investments in Securities		19,609,706		183,707,176	(a)		– 0	–	203,316,882
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	1,941,526			– 0	–	1,941,526
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(1,742,349)			– 0	–	(1,742,349)

Total(c)(d)(e)		$19,609,706		$183,906,353		$	– 0	–	$203,516,059

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers from Level 1 to Level 2 during the reporting period.

(d)	An amount of $2,434,922 was transferred from Level 2 to Level 1 due to increase in trading volume during the reporting period.

(e)	An amount of $7,516,689 was transferred from Level 2 to Level 1 as the above mentioned foreign equity fair valuation by the third party vendor was not applied during the reporting period.

28 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

abfunds.com	AB INTERNATIONAL VALUE FUND | 29

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In consideration of recent decisions rendered by the European courts, the Fund filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. In July 2015, the Fund successfully recovered taxes withheld by Finland for the aforementioned calendar years in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax

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NOTES TO FINANCIAL STATEMENTS (continued)

returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2018, the reimbursement for such services amounted to $64,099.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency

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NOTES TO FINANCIAL STATEMENTS (continued)

services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $192,653 for the year ended November 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,436 from the sale of Class A shares and received $1,207, $1,290 and $1,079 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $1,884.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2018 is as follows:

Fund	Market Value 11/30/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/18 (000)			Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$59,389	$59,389	$	– 0	–	$16
Government Money Market Portfolio*		14,372		134,833	142,663		6,542		108

Total							$6,542		$124

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2018 amounted to $82,539, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,502,318, $6,479,514, $2,335,850 and $2,403,711 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$84,160,786		$128,806,839
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$210,784,001

Gross unrealized appreciation	$20,118,574
Gross unrealized depreciation	(27,553,576)

Net unrealized depreciation	$(7,435,002)

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended November 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,941,526	Unrealized depreciation on forward currency exchange contracts	$1,742,349

Total		$1,941,526		$1,742,349

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(2,804,760)	$901,691

Total		$(2,804,760)	$901,691

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2018:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$98,864,994
Average principal amount of sale contracts	$103,980,053

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$122,160	$(57,110)		$	– 0	–	$	– 0	–	$65,050
Barclays Bank PLC	398,886	(26,266)			– 0	–		– 0	–	372,620
BNP Paribas SA	1,830	– 0	–		– 0	–		– 0	–	1,830
Citibank, NA	76,993	(76,993)			– 0	–		– 0	–	– 0	–
Credit Suisse International	85,979	(85,979)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	57,829	– 0	–		– 0	–		– 0	–	57,829
HSBC Bank USA	1,267	– 0	–		– 0	–		– 0	–	1,267
JPMorgan Chase Bank, NA	413,860	– 0	–		– 0	–		– 0	–	413,860
Morgan Stanley & Co., Inc.	525,718	(419,993)			– 0	–		– 0	–	105,725
Natwest Markets PLC	51,697	(21,816)			– 0	–		– 0	–	29,881
Standard Chartered Bank	51,679	(19,544)			(32,135)			– 0	–	– 0	–
State Street Bank & Trust Co.	107,457	(107,457)			– 0	–		– 0	–	– 0	–
UBS AG	46,171	(9,252)			– 0	–		– 0	–	36,919

Total	$1,941,526	$(824,410)			$(32,135)		$	– 0	–	$1,084,981	^

Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$57,110	$(57,110)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	26,266	(26,266)			– 0	–		– 0	–	– 0	–
Citibank, NA	158,554	(76,993)			– 0	–		– 0	–	81,561
Credit Suisse International	263,235	(85,979)			– 0	–		– 0	–	177,256
Goldman Sachs Bank USA	30,931	– 0	–		– 0	–		– 0	–	30,931
Morgan Stanley & Co., Inc.	419,993	(419,993)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	21,816	(21,816)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	19,544	(19,544)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	735,648	(107,457)			– 0	–		– 0	–	628,191
UBS AG	9,252	(9,252)			– 0	–		– 0	–	– 0	–

Total	$1,742,349	$(824,410)		$	– 0	–	$	– 0	–	$917,939	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2018, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund had securities on loan with a value of $6,181,558 and had received cash collateral which has been invested into Government Money Market Portfolio of $6,541,668. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $21,361 and $107,516 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $8,416. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares			Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017		Year Ended November 30, 2018	Year Ended November 30, 2017

Class A
Shares sold	1,049,284	951,884		$14,529,518	$12,944,751

Shares issued in reinvestment of dividends	184,867	16,660		2,700,908	202,918

Shares converted from Class B	15,414	25,111		224,115	335,283

Shares converted from Class C	177,623	1,698,814		2,555,655	23,195,859

Shares redeemed	(2,646,642)	(2,793,625)		(37,156,835)	(37,822,758)

Net decrease	(1,219,454)	(101,156)		$(17,146,639)	$(1,143,947)

Class B
Shares sold	2,133	4,410		$30,127	$58,608

Shares issued in reinvestment of dividends	600	– 0	–	8,650	– 0	–

Shares converted to Class A	(15,684)	(25,589)		(224,115)	(335,283)

Shares redeemed	(11,874)	(11,684)		(172,338)	(158,707)

Net decrease	(24,825)	(32,863)		$(357,676)	$(435,382)

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class C
Shares sold	75,120	132,533	$1,065,028	$1,745,807

Shares issued in reinvestment of dividends	561	– 0	–	8,044	– 0	–

Shares converted to Class A	(181,688)	(1,753,679)	(2,555,655)	(23,195,859)

Shares redeemed	(326,583)	(902,567)	(4,595,280)	(11,730,222)

Net decrease	(432,590)	(2,523,713)	$(6,077,863)	$(33,180,274)

Advisor Class
Shares sold	490,736	881,457	$7,199,826	$12,144,827

Shares issued in reinvestment of dividends	70,310	13,798	1,050,427	171,648

Shares redeemed	(1,126,648)	(1,655,187)	(16,519,911)	(22,955,046)

Net decrease	(565,602)	(759,932)	$(8,269,658)	$(10,638,571)

Class R
Shares sold	202,243	204,186	$2,806,420	$2,752,306

Shares issued in reinvestment of dividends	17,884	521	259,323	6,292

Shares redeemed	(346,875)	(414,271)	(4,831,410)	(5,562,192)

Net decrease	(126,748)	(209,564)	$(1,765,667)	$(2,803,594)

Class K
Shares sold	179,840	159,869	$2,596,440	$2,172,667

Shares issued in reinvestment of dividends	16,566	2,474	241,365	30,035

Shares redeemed	(295,089)	(220,012)	(4,220,453)	(2,987,885)

Net decrease	(98,683)	(57,669)	$(1,382,648)	$(785,183)

Class I
Shares sold	679,492	546,766	$9,741,768	$8,011,224

Shares issued in reinvestment of dividends	15,113	717	220,344	8,715

Shares redeemed	(1,066,322)	(38,897)	(15,014,998)	(535,105)

Net increase (decrease)	(371,717)	508,586	$(5,052,886)	$7,484,834

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$5,008,859	$480,478

Total taxable distributions	$5,008,859	$480,478

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$378,053
Accumulated capital and other losses	(236,902,221	)(a)
Unrealized appreciation/(depreciation)	(7,443,568	)(b)

Total accumulated earnings/(deficit)	$(243,967,736	)(c)

(a)

As of November 30, 2018, the Fund had a net capital loss carryforward of $236,902,221. During the fiscal year, the Fund utilized $7,439,391 of capital loss carryforwards to offset current year net realized gains. The Fund also had $200,531,013 of capital loss carryforwards expire during the fiscal year.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivatives instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of November 30, 2018, the Fund had a net capital loss carryforward of $236,902,221, which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
123,201,431	n/a	2019
40,812,555	72,888,235	No expiration

During the current fiscal year, permanent differences primarily due to the expiration of capital loss carryforwards resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.98	$ 11.93	$ 12.67	$ 13.06	$ 13.86

Income From Investment Operations
Net investment income(a)	.16	(b)	.20	(b)†	.19	(b)	.24	.38
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.54)	2.87	(.75)	(.23)	(.55)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.38)	3.07	(.56)	.01	(.17)

Less: Dividends
Dividends from net investment income	(.28)	(.02)	(.18)	(.40)	(.63)

Net asset value, end of period	$ 12.32	$ 14.98	$ 11.93	$ 12.67	$ 13.06

Total Return
Total investment return based on net asset value(d)	(16.20)%	25.78	%†	(4.49)%	.14	%††	(1.19)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$117	$160	$129	$168	$197
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.43%	1.45%	1.50%	1.41%	1.47%
Expenses, before waivers/reimbursements(e)	1.43%	1.46%	1.50%	1.41%	1.47%
Net investment income	1.11	%(b)	1.43	%(b)†	1.61	%(b)	1.90%	2.80%
Portfolio turnover rate	34%	50%	58%	71%	60%

See footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.63	$ 11.73	$ 12.37	$ 12.70	$ 13.46

Income From Investment Operations
Net investment income(a)	.04	(b)	.08	(b)†	.09	(b)	.11	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.48)	2.82	(.73)	(.20)	(.54)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.44)	2.90	(.64)	(.09)	(.25)

Less: Dividends
Dividends from net investment income	(.13)	– 0	–	– 0	–	(.24)	(.51)

Net asset value, end of period	$ 12.06	$ 14.63	$ 11.73	$ 12.37	$ 12.70

Total Return
Total investment return based on net asset value(d)	(16.81)%	24.72	%†	(5.17)%	(.70	)%††	(1.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$516	$990	$1,179	$2,289	$7,961
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.23%	2.26%	2.28%	2.23%	2.18%
Expenses, before waivers/reimbursements(e)	2.24%	2.27%	2.28%	2.23%	2.18%
Net investment income	.25	%(b)	.60	%(b)†	.80	%(b)	.87%	2.23%
Portfolio turnover rate	34%	50%	58%	71%	60%

See footnote summary on page 50.

44 | AB INTERNATIONAL VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.45	$ 11.57	$ 12.28	$ 12.67	$ 13.46

Income From Investment Operations
Net investment income(a)	.05	(b)	.07	(b)†	.10	(b)	.14	.27
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.47)	2.81	(.74)	(.23)	(.52)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.42)	2.88	(.64)	(.09)	(.25)

Less: Dividends
Dividends from net investment income	(.01)	– 0	–	(.07)	(.30)	(.54)

Net asset value, end of period	$ 12.02	$ 14.45	$ 11.57	$ 12.28	$ 12.67

Total Return
Total investment return based on net asset value(d)	(16.77)%	24.89	%†	(5.22)%	(.62	)%††	(1.87)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,295	$16,223	$42,198	$58,504	$70,775
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.18%	2.22%	2.25%	2.15%	2.17%
Expenses, before waivers/reimbursements(e)	2.18%	2.23%	2.25%	2.15%	2.17%
Net investment income	.34	%(b)	.50	%(b)†	.84	%(b)	1.15%	2.05%
Portfolio turnover rate	34%	50%	58%	71%	60%

See footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 45

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.33	$ 12.20	$ 12.96	$ 13.37	$ 14.17

Income From Investment Operations
Net investment income(a)	.20	(b)	.23	(b)†	.22	(b)	.28	.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.59)	2.94	(.77)	(.24)	(.55)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.39)	3.17	(.55)	.04	(.12)

Less: Dividends
Dividends from net investment income	(.31)	(.04)	(.21)	(.45)	(.68)

Net asset value, end of period	$ 12.63	$ 15.33	$ 12.20	$ 12.96	$ 13.37

Total Return
Total investment return based on net asset value(d)	(15.92)%	26.08	%†	(4.26)%	.38	%††	(.85)%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$46	$65	$61	$81	$92
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.18%	1.21%	1.25%	1.14%	1.16%
Expenses, before waivers/reimbursements(e)	1.18%	1.21%	1.25%	1.14%	1.16%
Net investment income	1.36	%(b)	1.66	%(b)†	1.84	%(b)	2.16%	3.17%
Portfolio turnover rate	34%	50%	58%	71%	60%

See footnote summary on page 50.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.83	$ 11.82	$ 12.54	$ 12.96	$ 13.75

Income From Investment Operations
Net investment income(a)	.12	(b)	.16	(b)†	.16	(b)	.20	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.52)	2.85	(.75)	(.24)	(.52)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.40)	3.01	(.59)	(.04)	(.18)

Less: Dividends
Dividends from net investment income	(.23)	– 0	–	(.13)	(.38)	(.61)

Net asset value, end of period	$ 12.20	$ 14.83	$ 11.82	$ 12.54	$ 12.96

Total Return
Total investment return based on net asset value(d)	(16.41)%	25.52	%†	(4.69)%	(.23	)%††	(1.35)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,079	$16,561	$15,684	$19,181	$24,286
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.72%	1.71%	1.71%	1.69%	1.63%
Expenses, before waivers/reimbursements(e)	1.73%	1.72%	1.71%	1.69%	1.63%
Net investment income	.82	%(b)	1.15	%(b)†	1.38	%(b)	1.60%	2.59%
Portfolio turnover rate	34%	50%	58%	71%	60%

See footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 14.93	$ 11.90	$ 12.62	$ 13.04	$ 13.86

Income From Investment Operations
Net investment income(a)	.16	(b)	.20	(b)†	.20	(b)	.25	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.52)	2.86	(.74)	(.25)	(.51)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.36)	3.06	(.54)	– 0	–	(.15)

Less: Dividends
Dividends from net investment income	(.28)	(.03)	(.18)	(.42)	(.67)

Net asset value, end of period	$ 12.29	$ 14.93	$ 11.90	$ 12.62	$ 13.04

Total Return
Total investment return based on net asset value(d)	(16.09)%	25.80	%†	(4.34)%	.07	%††	(1.06)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$9,390	$12,888	$10,955	$11,979	$14,257
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.41%	1.40%	1.40%	1.38%	1.32%
Expenses, before waivers/reimbursements(e)	1.42%	1.41%	1.40%	1.38%	1.32%
Net investment income	1.12	%(b)	1.47	%(b)†	1.72	%(b)	1.93%	2.72%
Portfolio turnover rate	34%	50%	58%	71%	60%

See footnote summary on page 50.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Year Ended November 30,
2018	2017	2016	2015	2014

Net asset value, beginning of period	$ 15.01	$ 11.94	$ 12.68	$ 13.11	$ 13.92

Income From Investment Operations
Net investment income(a)	.23	(b)	.25	(b)†	.25	(b)	.31	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.54)	2.89	(.75)	(.25)	(.54)
Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(2.31)	3.14	(.50)	.06	(.10)

Less: Dividends
Dividends from net investment income	(.35)	(.07)	(.24)	(.49)	(.71)

Net asset value, end of period	$ 12.35	$ 15.01	$ 11.94	$ 12.68	$ 13.11

Total Return
Total investment return based on net asset value(d)	(15.77)%	26.41	%†	(3.98)%	.57	%††	(.67)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,280	$10,781	$2,504	$3,598	$3,342
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.98%	.96%	.97%	.93%	.89%
Expenses, before waivers/reimbursements(e)	.99%	.97%	.97%	.93%	.89%
Net investment income	1.61	%(b)	1.79	%(b)†	2.07	%(b)	2.39%	3.30%
Portfolio turnover rate	34%	50%	58%	71%	60%

See footnote summary on page 50.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

††	Includes the impact of foreign withholding tax reclaims received, which enhanced the Fund’s performance for the year ended November 30, 2015 by .33%. See Note A.4.

See notes to financial statements.

50 | AB INTERNATIONAL VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB International Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB International Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

52 | AB INTERNATIONAL VALUE FUND	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the earnings of the Fund for the taxable period ended November 30, 2018.

For the taxable period ended November 30, 2018, the Fund designates 100% as the maximum amount that may be considered qualified dividend income for individual shareholders.

The Fund intends to make an election to pass through foreign taxes to its shareholders. For the taxable period ended November 30, 2018, $553,224 of foreign taxes may be passed through and the associated foreign source income for information reporting purposes is $4,970,164.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Takeo Aso(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Messrs. Ali, Aso, and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

54 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB INTERNATIONAL VALUE FUND | 61

MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Tawhid Ali 47	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014.

Takeo Aso 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Avi Lavi 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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CONTINUANCE DISCLOSURE

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018 (the “August 2018 Proxy Statement”), the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Trust in respect of AB International Value Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

As indicated in a supplement dated January 7, 2019 to the August 2018 Proxy Statement, the annual meeting of shareholders with respect to the Fund has been adjourned until March 12, 2019 for the purpose of voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at a meeting held on July 31-August 2, 2018 is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee

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funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their

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business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and

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expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued

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underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert

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claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser

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certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

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Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio

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management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

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commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

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AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB INTERNATIONAL VALUE FUND | 75

NOTES

76 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0151-1118

NOV    11.30.18

ANNUAL REPORT

AB VALUE FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

ANNUAL REPORT

January 9, 2019

This report provides management’s discussion of fund performance for AB Value Fund for the annual reporting period ended November 30, 2018.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB VALUE FUND[1]
Class A Shares	-1.09%	-2.52%
Class B Shares[2]	-1.15%	-2.64%
Class C Shares	-1.48%	-3.23%
Advisor Class Shares[3]	-1.03%	-2.31%
Class R Shares[3]	-1.36%	-2.96%
Class K Shares[3]	-1.18%	-2.65%
Class I Shares[3]	-0.91%	-2.16%
Russell 1000 Value Index	3.48%	2.96%

1

Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended November 30, 2018, by 0.03% and 0.06%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2018.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the 12-month period, stock selection in the health care, financials and consumer staples sectors detracted, relative to the benchmark. Stock selection in materials and communication services, along with an overweight to technology, contributed.

During the six-month period, stock selection in financials, consumer staples and health care detracted from performance. An underweight in health care and an overweight in technology also detracted. Stock selection in technology, communication services and materials contributed. An underweight to industrials and an overweight to communications services also contributed.

2 | AB VALUE FUND	abfunds.com

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2018, US stocks gained while non-US and emerging-market equities declined. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. Although US stocks benefited from corporate tax reform early in the period, and strong earnings and economic data throughout, investor sentiment turned negative globally on fears of rising interest rates, worsening trade wars and slowing global growth. The US Federal Reserve (the “Fed”) raised interest rates four times during the period and began to formally reduce its balance sheet, as widely expected. However, the Fed surprised investors at the end of the period with dovish commentary, causing the market to price in fewer rate hikes for 2019.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects its top-ranked value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities

(continued on next page)

abfunds.com	AB VALUE FUND | 3

or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

4 | AB VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

11/30/2008 TO 11/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Value Fund Class A shares (from 11/30/2008 to 11/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.52%	-6.68%
5 Years	4.74%	3.84%
10 Years	9.70%	9.23%
CLASS B SHARES
1 Year	-2.64%	-6.50%
5 Years	4.68%	4.68%
10 Years[1]	9.63%	9.63%
CLASS C SHARES
1 Year	-3.23%	-4.19%
5 Years	3.99%	3.99%
10 Years	8.88%	8.88%
ADVISOR CLASS SHARES[2]
1 Year	-2.31%	-2.31%
5 Years	5.03%	5.03%
10 Years	10.01%	10.01%
CLASS R SHARES[2]
1 Year	-2.96%	-2.96%
5 Years	4.31%	4.31%
10 Years	9.28%	9.28%
CLASS K SHARES[2]
1 Year	-2.65%	-2.65%
5 Years	4.64%	4.64%
10 Years	9.62%	9.62%
CLASS I SHARES[2]
1 Year	-2.16%	-2.16%
5 Years	5.09%	5.09%
10 Years	10.08%	10.08%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.98%, 1.77%, 1.74%, 0.73%, 1.41%, 1.12% and 0.69% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-18.72%
5 Years	1.06%
10 Years	7.66%
CLASS B SHARES
1 Year	-18.44%
5 Years	1.88%
10 Years[1]	8.07%
CLASS C SHARES
1 Year	-16.51%
5 Years	1.21%
10 Years	7.34%
ADVISOR CLASS SHARES[2]
1 Year	-14.91%
5 Years	2.22%
10 Years	8.43%
CLASS R SHARES[2]
1 Year	-15.50%
5 Years	1.53%
10 Years	7.73%
CLASS K SHARES[2]
1 Year	-15.19%
5 Years	1.83%
10 Years	8.05%
CLASS I SHARES[2]
1 Year	-14.84%
5 Years	2.26%
10 Years	8.50%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$989.10	$4.84	0.97%
Hypothetical**	$1,000	$1,020.21	$4.91	0.97%
Class B
Actual	$1,000	$988.50	$5.23	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
Class C
Actual	$1,000	$985.20	$8.56	1.72%
Hypothetical**	$1,000	$1,016.44	$8.69	1.72%
Advisor Class
Actual	$1,000	$989.70	$3.59	0.72%
Hypothetical**	$1,000	$1,021.46	$3.65	0.72%
Class R
Actual	$1,000	$986.40	$7.12	1.43%
Hypothetical**	$1,000	$1,017.90	$7.23	1.43%
Class K
Actual	$1,000	$988.20	$5.58	1.12%
Hypothetical**	$1,000	$1,019.45	$5.67	1.12%
Class I
Actual	$1,000	$990.90	$3.39	0.68%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $378.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Oracle Corp.	$18,668,449	4.9%
Wells Fargo & Co.	18,461,659	4.9
Comcast Corp. – Class A	16,774,339	4.4
Pfizer, Inc.	13,970,197	3.7
EOG Resources, Inc.	12,743,392	3.4
Bank of America Corp.	12,587,760	3.3
T-Mobile US, Inc.	11,711,111	3.1
Cigna Corp.	10,768,703	2.9
Raytheon Co.	10,187,430	2.7
Gilead Sciences, Inc.	9,711,540	2.6
	$135,584,580	35.9%

1	All data are as of November 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 22.3%
Banks – 10.9%
Bank of America Corp.	443,231	$12,587,760
Comerica, Inc.	51,282	4,060,509
Wells Fargo & Co.	340,119	18,461,659
Zions Bancorp NA	128,855	6,270,084

		41,380,012

Consumer Finance – 4.8%
Capital One Financial Corp.	108,089	9,693,421
OneMain Holdings, Inc.(a)	113,284	3,315,823
Synchrony Financial	195,018	5,066,568

		18,075,812

Insurance – 6.6%
Everest Re Group Ltd.	26,308	5,842,481
Fidelity National Financial, Inc.	215,392	7,237,171
Reinsurance Group of America, Inc. – Class A	26,779	4,000,247
Travelers Cos., Inc. (The)	60,000	7,822,200

		24,902,099

		84,357,923

Health Care – 12.5%
Biotechnology – 2.6%
Gilead Sciences, Inc.	134,995	9,711,540

Health Care Providers & Services – 2.8%
Cigna Corp.	48,208	10,768,703
CVS Health Corp.	1	46

		10,768,749

Pharmaceuticals – 7.1%
Novo Nordisk A/S (Sponsored ADR)	181,972	8,483,535
Pfizer, Inc.	302,189	13,970,197
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)(a)	207,818	4,476,400

		26,930,132

		47,410,421

Information Technology – 11.9%
Communications Equipment – 5.3%
Finisar Corp.(a)	166,432	3,886,187
Juniper Networks, Inc.	295,074	8,471,574
Nokia Oyj (Sponsored ADR) – Class A	1,382,970	7,564,846

		19,922,607

Software – 4.9%
Oracle Corp.	382,864	18,668,449

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 1.7%
NCR Corp.(a)	99,386	$2,753,986
Xerox Corp.	135,827	3,656,463

		6,410,449

		45,001,505

Communication Services – 11.8%
Entertainment – 2.4%
Twenty-First Century Fox, Inc. – Class A	185,655	9,184,353

Media – 6.3%
Charter Communications, Inc. – Class A(a)	21,116	6,951,387
Comcast Corp. – Class A	430,001	16,774,339

		23,725,726

Wireless Telecommunication Services – 3.1%
T-Mobile US, Inc.(a)	171,090	11,711,111

		44,621,190

Energy – 9.8%
Energy Equipment & Services – 1.1%
C&J Energy Services, Inc.(a)	166,000	2,851,880
Dril-Quip, Inc.(a)	35,539	1,395,261

		4,247,141

Oil, Gas & Consumable Fuels – 8.7%
Cimarex Energy Co.	41,222	3,379,380
Devon Energy Corp.	151,642	4,098,883
EOG Resources, Inc.	123,351	12,743,392
Hess Corp.	93,878	5,059,085
Marathon Petroleum Corp.	117,007	7,624,176

		32,904,916

		37,152,057

Consumer Staples – 6.7%
Beverages – 2.1%
PepsiCo, Inc.	65,273	7,959,390

Food & Staples Retailing – 1.4%
Sysco Corp.	53,000	3,572,200
US Foods Holding Corp.(a)	47,101	1,562,811

		5,135,011

Tobacco – 3.2%
Altria Group, Inc.	135,000	7,402,050
Philip Morris International, Inc.	53,844	4,659,121

		12,061,171

		25,155,572

Utilities – 5.4%
Electric Utilities – 3.8%
American Electric Power Co., Inc.	120,295	9,351,734
NextEra Energy, Inc.	27,820	5,055,172

		14,406,906

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-Utilities – 1.6%
NiSource, Inc.	223,841	$5,913,879

		20,320,785

Consumer Discretionary – 5.2%
Auto Components – 2.5%
Lear Corp.	20,709	2,821,601
Magna International, Inc. – Class A	130,676	6,516,812

		9,338,413

Specialty Retail – 1.9%
Gap, Inc. (The)	26,600	725,914
Michaels Cos., Inc. (The)(a)	221,218	3,754,069
Signet Jewelers Ltd.	51,235	2,700,085

		7,180,068

Textiles, Apparel & Luxury Goods – 0.8%
Skechers U.S.A., Inc. – Class A(a)	111,969	3,023,163

		19,541,644

Industrials – 4.9%
Aerospace & Defense – 2.7%
Raytheon Co.	58,101	10,187,430

Airlines – 2.2%
Alaska Air Group, Inc.	56,651	4,150,252
JetBlue Airways Corp.(a)	214,321	4,183,546

		8,333,798

		18,521,228

Real Estate – 3.8%
Equity Real Estate Investment Trusts (REITs) – 3.8%
CubeSmart	91,776	2,857,905
Mid-America Apartment Communities, Inc.	68,297	7,072,837
Sun Communities, Inc.	43,590	4,537,719

		14,468,461

Materials – 3.7%
Chemicals – 2.8%
CF Industries Holdings, Inc.	83,469	3,521,557
Mosaic Co. (The)	192,839	6,942,204

		10,463,761

Metals & Mining – 0.9%
Alcoa Corp.(a)	47,279	1,503,945
Century Aluminum Co.(a)	220,000	1,975,601

		3,479,546

		13,943,307

Total Common Stocks (cost $329,349,126)		370,494,093

abfunds.com	AB VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.3%
Investment Companies – 1.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(b)(c)(d) (cost $4,973,782)	4,973,782	$4,973,782

Total Investments – 99.3% (cost $334,322,908)		375,467,875
Other assets less liabilities – 0.7%		2,722,623

Net Assets – 100.0%		$378,190,498

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $329,349,126)	$370,494,093
Affiliated issuers (cost $4,973,782)	4,973,782
Receivable for investment securities sold	3,344,587
Unaffiliated dividends and interest receivable	572,983
Receivable for shares of beneficial interest sold	280,798
Affiliated dividends receivable	4,128
Other assets	42,600

Total assets	379,712,971

Liabilities
Payable for investment securities purchased	728,119
Payable for shares of beneficial interest redeemed	436,371
Advisory fee payable	170,375
Distribution fee payable	14,877
Administrative fee payable	11,327
Transfer Agent fee payable	10,347
Trustees’ fees payable	1
Accrued expenses	151,056

Total liabilities	1,522,473

Net Assets	$378,190,498

Composition of Net Assets
Paid-in capital	$321,482,616
Distributable earnings	56,707,882

$378,190,498

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$51,284,495	3,337,800	$15.36	*

B	$598,237	38,768	$15.43

C	$2,680,785	175,263	$15.30

Advisor	$312,921,606	20,316,993	$15.40

R	$847,015	55,720	$15.20

K	$8,379,733	555,763	$15.08

I	$1,478,627	96,808	$15.27

*	The maximum offering price per share for Class A shares was $16.04 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $92,152)	$7,418,716
Affiliated issuers	106,144
Securities lending income	23,486	$7,548,346

Expenses
Advisory fee (see Note B)	2,229,513
Distribution fee—Class A	136,573
Distribution fee—Class B	7,105
Distribution fee—Class C	35,454
Distribution fee—Class R	4,700
Distribution fee—Class K	22,951
Transfer agency—Class A	29,486
Transfer agency—Class B	657
Transfer agency—Class C	2,232
Transfer agency—Advisor Class	179,899
Transfer agency—Class R	2,444
Transfer agency—Class K	18,361
Transfer agency—Class I	525
Custodian	111,991
Registration fees	106,212
Administrative	64,099
Audit and tax	59,712
Legal	43,530
Printing	31,967
Trustees’ fees	24,557
Miscellaneous	21,648

Total expenses	3,133,616
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(9,129)
Less: expenses waived by the Distributor (see Note C)	(4,973)

Net expenses		3,119,514

Net investment income		4,428,832

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		12,077,558
Foreign currency transactions		1,092
Net change in unrealized appreciation/depreciation of investments		(25,436,852)

Net loss on investment and foreign currency transactions		(13,358,202)

Net Decrease in Net Assets from Operations		$(8,929,370)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2018	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,428,832	$4,895,134
Net realized gain on investment transactions	12,078,650	21,456,306
Net change in unrealized appreciation/depreciation of investments	(25,436,852)	23,492,342

Net increase (decrease) in net assets from operations	(8,929,370)	49,843,782
Distributions to Shareholders
Class A	(591,729)	(550,551)
Class B	(7,286)	(9,624)
Class C	– 0	–	(57,787)
Advisor Class	(4,214,926)	(4,334,704)
Class R	(6,683)	(7,847)
Class K	(90,350)	(121,470)
Class I	(38,565)	(43,193)
Transactions in Shares of Beneficial Interest
Net decrease	(27,960,432)	(23,931,876)

Total increase (decrease)	(41,839,341)	20,786,730
Net Assets
Beginning of period	420,029,839	399,243,109

End of period	$378,190,498	$420,029,839

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$370,494,093		$	– 0	–	$	– 0	–	$370,494,093
Short-Term Investments	4,973,782			– 0	–		– 0	–	4,973,782

Total Investments in Securities	375,467,875			– 0	–		– 0	–	375,467,875
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$375,467,875		$	– 0	–	$	– 0	–	$375,467,875

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s

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NOTES TO FINANCIAL STATEMENTS (continued)

pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan

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NOTES TO FINANCIAL STATEMENTS (continued)

that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2018, the reimbursement for such services amounted to $64,099.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $134,605 for the year ended November 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $411 from the sale of Class A shares and received $685, $365 and $118 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount

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NOTES TO FINANCIAL STATEMENTS (continued)

equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $3,144.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2018 is as follows:

Fund	Market Value 11/30/17 (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/18 (000)		Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$128,674	$123,700	$4,974		$32
Government Money Market Portfolio*		11,644		127,571	139,215	– 0	–	74

Total						$4,974		$106

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2018 amounted to $114,213, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the year ended November 30, 2018, such waiver amounted to $4,973. Effective February 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution

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NOTES TO FINANCIAL STATEMENTS (continued)

costs reimbursed by the Fund in the amounts of $513,619, $971,670, $145,321 and $78,981 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$158,809,942		$193,018,179
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$334,557,218

Gross unrealized appreciation	$55,349,783
Gross unrealized depreciation	(14,439,126)

Net unrealized appreciation	$40,910,657

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities

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NOTES TO FINANCIAL STATEMENTS (continued)

denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2018, the Fund had no securities on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $23,486 and $74,368 from the borrowers and Government Money Market Portfolio, respectively, for the year ended November 30, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the

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NOTES TO FINANCIAL STATEMENTS (continued)

advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $5,985. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class A
Shares sold	197,228	214,423	$3,102,069	$3,187,644

Shares issued in reinvestment of dividends	32,431	32,807	513,060	479,973

Shares converted from Class B	10,219	18,108	161,557	267,572

Shares converted from Class C	36,471	667,927	568,073	9,773,303

Shares redeemed	(594,162)	(718,287)	(9,448,621)	(10,713,994)

Net increase (decrease)	(317,813)	214,978	$(5,103,862)	$2,994,498

Class B
Shares sold	2,715	3,629	$43,242	$54,121

Shares issued in reinvestment of dividends	446	647	7,091	9,511

Shares converted to Class A	(10,169)	(18,032)	(161,557)	(267,572)

Shares redeemed	(6,223)	(3,931)	(100,111)	(59,013)

Net decrease	(13,231)	(17,687)	$(211,335)	$(262,953)

Class C
Shares sold	21,448	39,110	$338,804	$574,222

Shares issued in reinvestment of dividends	– 0	–	3,323	– 0	–	48,577

Shares converted to Class A	(36,488)	(670,262)	(568,073)	(9,773,303)

Shares redeemed	(77,691)	(129,194)	(1,222,249)	(1,920,451)

Net decrease	(92,731)	(757,023)	$(1,451,518)	$(11,070,955)

abfunds.com	AB VALUE FUND | 31

NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Advisor Class
Shares sold	2,639,855	3,817,699	$42,063,523	$56,608,515

Shares issued in reinvestment of dividends	225,584	254,444	3,568,734	3,719,964

Shares redeemed	(4,005,756)	(4,924,168)	(63,617,327)	(73,421,370)

Net decrease	(1,140,317)	(852,025)	$(17,985,070)	$(13,092,891)

Class R
Shares sold	10,596	28,164	$166,094	$414,366

Shares issued in reinvestment of dividends	425	540	6,682	7,846

Shares redeemed	(24,413)	(43,784)	(384,077)	(648,586)

Net decrease	(13,392)	(15,080)	$(211,301)	$(226,374)

Class K
Shares sold	161,039	164,334	$2,568,001	$2,386,885

Shares issued in reinvestment of dividends	5,810	8,453	90,350	121,469

Shares redeemed	(261,456)	(304,537)	(4,118,090)	(4,450,920)

Net decrease	(94,607)	(131,750)	$(1,459,739)	$(1,942,566)

Class I
Shares sold	172	161	$2,706	$2,401

Shares issued in reinvestment of dividends	1,020	1,104	15,994	16,005

Shares redeemed	(96,968)	(23,251)	(1,556,307)	(349,041)

Net decrease	(95,776)	(21,986)	$(1,537,607)	$(330,635)

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate

32 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$4,949,539	$5,125,176

Total taxable distributions paid	$4,949,539	$5,125,176

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,934,713
Undistributed capital gains	11,862,511
Unrealized appreciation/(depreciation)	40,910,657	(a)

Total accumulated earnings/(deficit)	$56,707,881

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character

abfunds.com	AB VALUE FUND | 33

NOTES TO FINANCIAL STATEMENTS (continued)

as either short-term or long-term capital losses. As of November 30, 2018, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of prior year capital loss carryforwards resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 15.93		$ 14.29		$ 13.86		$ 14.51	$ 12.93

Income From Investment Operations
Net investment income(a)	.14	(b)	.15	(b)†	.16	(b)	.16	.20
Net realized and unrealized gain (loss) on investment transactions	(.55)		1.65		.44		(.60)	1.51

Net increase (decrease) in net asset value from operations	(.41)		1.80		.60		(.44)	1.71

Less: Dividends
Dividends from net investment income	(.16)		(.16)		(.17)		(.21)	(.13)

Net asset value, end of period	$ 15.36		$ 15.93		$ 14.29		$ 13.86	$ 14.51

Total Return
Total investment return based on net asset value(c)*	(2.52)%		12.68	%†	4.44%		(3.07)%	13.38%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,284		$58,220		$49,150		$54,560	$62,021
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.97%		.98%		1.00%		1.03%	1.04%
Expenses, before waivers/reimbursements	.97%		.98%		1.00%		1.03%	1.04%
Net investment income	.90	%(b)	1.02	%(b)†	1.22	%(b)	1.15%	1.45%
Portfolio turnover rate	40%		41%		74%		91%	56%

See footnote summary on page 42.

abfunds.com	AB VALUE FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 15.99		$ 14.34		$ 13.89		$ 14.53	$ 12.94

Income From Investment Operations
Net investment income(a)(d)	.13	(b)	.14	(b)†	.15	(b)	.15	.20
Net realized and unrealized gain (loss) on investment transactions	(.55)		1.65		.45		(.60)	1.52

Net increase (decrease) in net asset value from operations	(.42)		1.79		.60		(.45)	1.72

Less: Dividends
Dividends from net investment income	(.14)		(.14)		(.15)		(.19)	(.13)

Net asset value, end of period	$ 15.43		$ 15.99		$ 14.34		$ 13.89	$ 14.53

Total Return
Total investment return based on net asset value(c)*	(2.64)%		12.60	%†	4.40%		(3.13)%	13.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$598		$831		$999		$1,475	$2,605
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%		1.07%		1.05%		1.08%	1.06%
Expenses, before waivers/reimbursements	1.76%		1.77%		1.75%		1.78%	1.76%
Net investment income(d)	.80	%(b)	.93	%(b)†	1.17	%(b)	1.07%	1.47%
Portfolio turnover rate	40%		41%		74%		91%	56%

See footnote summary on page 42.

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 15.81		$ 14.19		$ 13.76		$ 14.41	$ 12.84

Income From Investment Operations
Net investment income(a)	.02	(b)	.04	(b)†	.06	(b)	.06	.10
Net realized and unrealized gain (loss) on investment transactions	(.53)		1.64		.44		(.60)	1.52

Net increase (decrease) in net asset value from operations	(.51)		1.68		.50		(.54)	1.62

Less: Dividends
Dividends from net investment income	– 0	–	(.06)		(.07)		(.11)	(.05)

Net asset value, end of period	$ 15.30		$ 15.81		$ 14.19		$ 13.76	$ 14.41

Total Return
Total investment return based on net asset value(c)*	(3.23)%		11.84	%†	3.64%		(3.77)%	12.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,681		$4,238		$14,545		$15,571	$18,617
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.72%		1.73%		1.74%		1.73%	1.74%
Expenses, before waivers/reimbursements	1.73%		1.74%		1.74%		1.73%	1.74%
Net investment income	.13	%(b)	.26	%(b)†	.47	%(b)	.44%	.74%
Portfolio turnover rate	40%		41%		74%		91%	56%

See footnote summary on page 42.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 15.96		$ 14.31		$ 13.89		$ 14.55	$ 12.96

Income From Investment Operations
Net investment income(a)	.18	(b)	.19	(b)†	.19	(b)	.21	.24
Net realized and unrealized gain (loss) on investment transactions	(.54)		1.65		.45		(.62)	1.52

Net increase (decrease) in net asset value from operations	(.36)		1.84		.64		(.41)	1.76

Less: Dividends
Dividends from net investment income	(.20)		(.19)		(.22)		(.25)	(.17)

Net asset value, end of period	$ 15.40		$ 15.96		$ 14.31		$ 13.89	$ 14.55

Total Return
Total investment return based on net asset value(c)*	(2.31)%		13.02	%†	4.72%		(2.84)%	13.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$312,921		$342,437		$319,337		$313,391	$324,882
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.72%		.73%		.74%		.73%	.74%
Expenses, before waivers/reimbursements	.72%		.73%		.74%		.73%	.74%
Net investment income	1.15	%(b)	1.26	%(b)†	1.48	%(b)	1.45%	1.79%
Portfolio turnover rate	40%		41%		74%		91%	56%

See footnote summary on page 42.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 15.76		$ 14.14		$ 13.69		$ 14.34	$ 12.76

Income From Investment Operations
Net investment income(a)	.07	(b)	.09	(b)†	.10	(b)	.11	.14
Net realized and unrealized gain (loss) on investment transactions	(.53)		1.62		.44		(.60)	1.52

Net increase (decrease) in net asset value from operations	(.46)		1.71		.54		(.49)	1.66

Less: Dividends
Dividends from net investment income	(.10)		(.09)		(.09)		(.16)	(.08)

Net asset value, end of period	$ 15.20		$ 15.76		$ 14.14		$ 13.69	$ 14.34

Total Return
Total investment return based on net asset value(c)*	(2.96)%		12.17	%†	3.99%		(3.47)%	13.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$847		$1,089		$1,190		$1,127	$2,001
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42%		1.41%		1.43%		1.41%	1.42%
Expenses, before waivers/reimbursements	1.42%		1.41%		1.43%		1.41%	1.42%
Net investment income	.43	%(b)	.59	%(b)†	.78	%(b)	.76%	1.07%
Portfolio turnover rate	40%		41%		74%		91%	56%

See footnote summary on page 42.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 15.63		$ 14.03		$ 13.62		$ 14.27	$ 12.72

Income From Investment Operations
Net investment income(a)	.12	(b)	.13	(b)†	.14	(b)	.15	.18
Net realized and unrealized gain (loss) on investment transactions	(.53)		1.62		.43		(.59)	1.50

Net increase (decrease) in net asset value from operations	(.41)		1.75		.57		(.44)	1.68

Less: Dividends
Dividends from net investment income	(.14)		(.15)		(.16)		(.21)	(.13)

Net asset value, end of period	$ 15.08		$ 15.63		$ 14.03		$ 13.62	$ 14.27

Total Return
Total investment return based on net asset value(c)*	(2.65)%		12.56	%†	4.26%		(3.16)%	13.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,380		$10,167		$10,976		$10,345	$12,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%		1.11%		1.11%		1.11%	1.11%
Expenses, before waivers/reimbursements	1.11%		1.12%		1.11%		1.11%	1.11%
Net investment income	.75	%(b)	.88	%(b)†	1.10	%(b)	1.07%	1.36%
Portfolio turnover rate	40%		41%		74%		91%	56%

See footnote summary on page 42.

40 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,
	2018		2017		2016		2015	2014

Net asset value, beginning of period	$ 15.82		$ 14.20		$ 13.78		$ 14.44	$ 12.86

Income From Investment Operations
Net investment income(a)	.18	(b)	.19	(b)†	.20	(b)	.21	.24
Net realized and unrealized gain (loss) on investment transactions	(.53)		1.63		.44		(.61)	1.52

Net increase (decrease) in net asset value from operations	(.35)		1.82		.64		(.40)	1.76

Less: Dividends
Dividends from net investment income	(.20)		(.20)		(.22)		(.26)	(.18)

Net asset value, end of period	$ 15.27		$ 15.82		$ 14.20		$ 13.78	$ 14.44

Total Return
Total investment return based on net asset value(c)*	(2.16)%		12.96	%†	4.81%		(2.81)%	13.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,479		$3,048		$3,046		$3,048	$3,467
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.68%		.68%		.69%		.69%	.68%
Expenses, before waivers/reimbursements	.68%		.69%		.69%		.69%	.68%
Net investment income	1.17	%(b)	1.31	%(b)†	1.52	%(b)	1.50%	1.79%
Portfolio turnover rate	40%		41%		74%		91%	56%

See footnote summary on page 42.

abfunds.com	AB VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Net of fees and expenses waived by the Distributor.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2018, November 30, 2017, November 30, 2016, November 30, 2015 and November 30, 2014 by .06%, .07%, .21%, .13% and .03%, respectively.

See notes to financial statements.

42 | AB VALUE FUND	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

AB Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Value Fund (the “Fund”) (one of the funds constituting AB Trust (the “Trust”)), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Trust) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

abfunds.com	AB VALUE FUND | 43

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

44 | AB VALUE FUND	abfunds.com

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2018. For corporate shareholders, 100% of dividends paid qualify for the dividends received deduction. For individual shareholders, the Fund designates 100% of dividends paid as qualified dividend income.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

abfunds.com	AB VALUE FUND | 45

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Joseph G. Paul(2), Senior Vice President

Cem Inal(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Paul and Inal are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46 | AB VALUE FUND	abfunds.com

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INTERESTED TRUSTEE
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business with which he had been associated since prior to 2004.	94	None

abfunds.com	AB VALUE FUND | 47

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED)**	PRINCIPAL OCCUPATION(S), DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY TRUSTEE
INDEPENDENT TRUSTEE (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Trustees is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***

The information above includes each Trustee’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the Fund.

#	Mr. Keith is an “interested trustee” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Joseph G. Paul 58	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Cem Inal 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Trust in respect of AB Value Fund (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was

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relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

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Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is

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difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

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Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be

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priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by

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the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive

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materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical,

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accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s former Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be

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somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another AB Fund with a similar investment style.

abfunds.com	AB VALUE FUND | 63

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which

64 | AB VALUE FUND	abfunds.com

directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB VALUE FUND | 65

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

66 | AB VALUE FUND	abfunds.com

NOTES

abfunds.com	AB VALUE FUND | 67

NOTES

68 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0151-1118

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
AB International Value Fund	2017	$43,383	$36	$28,120
	2018	$43,383	$0	$25,924
AB Discovery Value Fund	2017	$38,527	$352	$25,249
	2018	$38,527	$2	$26,411
AB Value Fund	2017	$33,832	$53	$19,411
	2018	$33,832	$1	$22,901

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Value Fund	2017	$751,271	$28,156
			$(36)
			$(28,120)
	2018	$840,596	$25,924
			$(0)
			$(25,924)
AB Discovery Value Fund	2017	$748,716	$25,601
			$(352)
			$(25,249)
	2018	$841,084	$26,413
			$(2)
			$(26,411)
AB Value Fund	2017	$742,579	$19,464
			$(53)
			$(19,411)
	2018	$837,573	$22,902
			$(1)
			$(22,901)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	January 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	January 29, 2019